As filed with the Securities and Exchange Commission on December 16, 2024,

Securities Act File No. 333-281984

1940 Act File No. 811-24001

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒	REGISTRATION STATEMENT UNDER SECURITIES ACT OF 1933
☒	Pre-Effective Amendment 3
☐	Post-Effective Amendment __

☒	REGISTRATION STATEMENT UNDER INVESTMENT COMPANY ACT OF 1940
☒	Amendment 3

83 Investment Group Income Fund

(Exact Name of Registrant as Specified in Charter)

27200 Agoura Road

Suite 200

Calabasas, CA 91301

(Address of Principal Executive Offices)

(818) 222-4727

(Registrant’s Telephone Number)

Copies to:

Terrence Davis, Esq. & Tanya Boyle, Esq. DLA Piper, LLP 1201 West Peachtree Street Suite 2900 Atlanta, GA 30309

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to Section 8(c) of the Securities Act

The following boxes should only be included and completed if the registrant is making this filing in accordance with Rule 486 under the Securities Act.

☐	immediately upon filing pursuant to paragraph (b)

☐	on ______ pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)

☐	on (date) pursuant to paragraph (a)

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Prospectus

[___], 2024

83 Investment Group Income Fund

Class I Shares of Beneficial Interest

$50,000 minimum purchase

83 Investment Group Income Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company.

This prospectus provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s Class I Statement of Additional Information (“SAI”) dated [___], 2024, has been filed with the U.S. Securities and Exchange Commission (“SEC”). The SAI is available upon request and without charge by writing the Fund at 83 Investment Group Income Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, OH 45246 or Via Overnight Mail: 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246, by calling toll-free 833-701-4393, or by visiting 83igfunds.com. The table of contents of the SAI appears on page 46 of this prospectus. You may request the Fund’s SAI, annual and semi-annual reports, when available, and other information about the Fund or make shareholder inquiries by calling 833-701-4393 or by visiting 83igfunds.com. The SAI, material incorporated by reference, and other information about the Fund, is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Investment Objective. The Fund’s primary investment objective is to generate current income that represents an attractive return relative to the risk being taken by gaining exposure to credit-related assets with low correlation to traditional fixed income markets.

Summary of Investment Strategy. The Fund seeks to achieve its investment objectives by investing, directly or indirectly, in income-generating, credit-related investments. The Fund will invest primarily in domestic and foreign privately held investment vehicles managed by private fund managers that pursue various credit-related strategies, and the Fund’s investments will be made either directly into these privately-held investment vehicles or through co-investment opportunities offered by such managers alongside these privately- held investment vehicles.

The staff of the SEC generally has required registered funds of certain privately held investment vehicles (such as the Fund) to be sold only to investors that meet the definition of “accredited investor” in Regulation D under the Securities Act. Accordingly, the Fund currently intends to limit the sale of its shares in this manner. If the SEC or its staff modifies this eligibility limitation, the Fund may elect to offer its shares more broadly to the public or, conversely, impose stricter eligibility requirements.

Risks. Investing in the Fund involves a high degree of risk. In particular:

●	The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment.

●	Although the Fund intends to offer to repurchase shares periodically, the frequency of such repurchase offers and the number of shares offered to be repurchased will be at the sole discretion of the Board of Trustees.

●	The Fund will ordinarily declare and pay distributions from its net investment income, if any, once a quarter, and net realized capital gains annually; however, the amount of distributions that the Fund may pay, if any, is uncertain.

●	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as borrowings. Such distributions may constitute a return of capital and reduce a shareholder’s adjusted tax basis in Fund shares, thereby increasing the shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of Fund shares. To the extent such distributions are a return of capital, the distributions should not be considered the dividend yield or total return of an investment in Fund shares.

●	The Fund does not intend to list Fund shares on any securities exchange, and the Fund does not expect a secondary market for Fund shares to develop. You should not expect to be able to sell your shares regardless of how the Fund performs. You should consider that you may not have access to the money you invest in Fund shares for an extended period of time.

●	An investment in the Fund is speculative with a substantial risk of loss, and neither the Fund nor the Adviser guarantee any level of return or risk on investments.

●	There can be no assurance that the Fund’s investment objective will be achieved.

●	Shareholders should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to invest in the Fund.

The Adviser. The Fund’s investment adviser is M83 Investment Group, LLC (the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Securities Offered. The Fund engages in a continuous offering of shares of beneficial interest of the Fund on a monthly basis, including Class I shares. Shares may be purchased on the first business day of each month (a “Subscription Date”). It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application. The Fund is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its distributor, under the terms of this prospectus, an unlimited number of Class I shares of beneficial interest, at net asset value. Class I shares are not subject to sales loads. The minimum initial investment by a shareholder in Class I shares is $50,000. The Fund reserves the right to waive investment minimums to no less than $25,000. Subsequent investments in Class I shares may be made with at least $25,000, which the Fund reserves the right to waive. The Fund’s shares are offered through Ultimus Fund Distributors, LLC (the “Distributor”), as the distributor. In addition, certain institutions (including banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase and exchange orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares. Monies received before a Subscription Date will be held in a non-interest-bearing demand deposit account until wired by the Transfer Agent to the Custodian on the next Subscription Date. During the continuous offering, on a monthly basis, shares will be sold at the net asset value of the Fund on the Subscription Date. See “Plan of Distribution.”

Offering Price	Maximum Sales Load	Proceeds to the Fund
Current NAV	None	$ amount invested at current NAV

The shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares, liquidity for the Fund’s shares will be provided only through periodic repurchase offers, and there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the SAI, particularly the information set forth under the heading “Risk Factors.”

The Fund

83 Investment Group Income Fund is a continuously offered, non-diversified, closed-end management investment company.

Investment Objective

The Fund’s primary investment objective is to generate current income that represents an attractive return relative to the risk being taken by gaining exposure to credit-related assets with low correlation to traditional fixed income markets.

Investment Strategy

The Fund seeks to achieve its investment objectives by investing, directly or indirectly, in income-generating, credit-related investments. The Fund will invest primarily in domestic and foreign privately held investment vehicles managed by private fund managers that pursue various credit-related strategies. The Fund’s investments will be made either directly into these privately held investment vehicles or through co-investment opportunities offered by such managers alongside these privately-held investment vehicles (collectively, “Private Funds”). The Private Funds typically deploy capital outside of traditional stock markets (such as large or small company U.S. stocks found in the Russell 3000 Index or internation stocks found in the MSCI EAFE Index) and bond markets (such as corporate or government bonds such as those found in the U.S. Barclays Aggregate Bond Index). These investments aim to pay current distributions or accrue income over time. Investments will typically be focused in the private lending space with a particular emphasis on asset-based lending (loans that rely on the values of the assets that a company owns for repayment of the loan in the event that the company cannot repay the loan from cash flow) and lending to necessity-based industries (loans within certain industries that are necessity-based and less sensitive to economic turbulence or recessions like food or healthcare).

The Fund will invest across multiple strategies with varying levels of credit quality, including below investment grade, commonly referred to as “junk,” distressed, or defaulted positions. Private Funds will have varying levels of liquidity, with the ability to gate or limit liquidity during periods of market turbulence or uncertainty. The Fund will seek to build a portfolio of 6 to 10 investments in Private Funds that primarily originate and hold diversified pools of private loans. M83 Investment Group, LLC (the “Adviser”) favors Private Funds that invest in short to medium-term loans (maturities of five years or less) with contractual cash flows and an element of downside protection (such as asset backing or lender protections like minimum cash or performance requirements). The Adviser seeks to invest in a portfolio of Private Funds with investments that are spread across asset types, collateral protections, geographies, industries, capital structures and maturity dates.

With an aim to manage the liquidity needs of the Fund, the Adviser may also invest directly in public securities, credit strategies, including, but not limited to, public debt and structured credit, and indirectly through registered funds. For the most liquid investments (assets with durations less than one year or more highly rated assets that would be considered investment grade or government bonds, the Adviser selects the securities for the Fund’s portfolio based on the best total historical returns and lowest price volatility for the securities since their inception as well as during periods of historical volatility in the credit markets. For less immediate liquidity needs, the Adviser may allocate some amount to other registered funds that invest in structured credit, high yield bonds or private credit markets similar to those targeted by the Fund. The Adviser will target investments with a track record of high current yield and stable price returns.

The Fund may also access loans through co-investment opportunities, which are investments made by the Fund alongside a privately-held investment vehicle. The Fund would choose to gain exposure to loans through a co-investment rather than invest directly into a privately-held investment vehicle that invests in the same loans when this structure is more advantageous to the Fund. For example, co-investments may give the Fund access to private loans at fees that are meaningfully lower than those fees that would be paid to the underlying private funds if the Fund were to invest through the underlying private fund structure. In addition, co-investments may be used if the Fund wants to gain access to a specific strategy where there is not an appropriate private fund vehicle available.

The Private Funds will make private loans that will be structured using a range of financial instruments, including first and second lien secured loans and subordinated or unsecured debt. The Adviser favors Private Fund managers that originate senior secured loans that are at the top of the capital structure of the company and are consequently in first position to be repaid. In connection with private credit investments, Private Funds can receive upside participation in the form of warrants or common stock. The Private Fund managers ignore the potential upside from these various equity instruments in performing their underwriting and due diligence. The risk and return dynamics of an individual loan must meet a Private Fund manager’s underwriting criteria without regard to any potential upside from any future equity.

The Adviser follows a structured process to source, review, approve and monitor its investments for the Fund. The Adviser’s investment process typically begins with sourcing underlying investments directly through extensive proprietary networks and other relationships. When a certain investment sector or market segment meets the investment criteria described above, the Adviser undergoes a robust process of identifying, researching and evaluating the competitive environment. This includes gathering information and having calls with former, current and potential competitors of any potential Private Fund. The Adviser then performs due diligence on the potential Private Fund and considers the following criteria in determining whether or not to invest: the investment team’s background and experience, the managers’ track record including loss history, the investment process, the portfolio construction process, and the ongoing monitoring process for existing underlying investments. When it comes to evaluating a Private Fund’s processes, the Adviser is looking for managers who have robust procedures in place to identify and monitor risks and opportunities. This may include both quantitative processes where data is reviewed or qualitative reviews that include senior team members with the experience to assess and monitor risks and opportunities. The Adviser then negotiates the terms of the Fund’s investment in the Private Fund. The Adviser’s Investment Committee is responsible for final investment decisions.

Subsidiaries

Certain investments of the Fund will be held in single-asset subsidiaries primarily owned and controlled by the Fund (the “Single-Asset Subsidiaries”). In addition, the Fund may engage in bank borrowings through a wholly-owned and controlled domestic subsidiary (the “Financing Subsidiary”; together with the Single-Asset Subsidiaries, the “Subsidiaries”), which may act as the borrower of one or more revolving credit facilities. The Subsidiaries are subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiaries are the principal investment strategies and principal investment risks of the Fund as reflected in this Prospectus. The financial statements of the Subsidiaries are consolidated with those of the Fund.

The Fund aggregates direct investments with investments held by its wholly-owned and controlled Subsidiaries in constructing the Fund’s portfolio and for purposes of the Fund’s investment policies.

The Subsidiaries will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiaries. In addition, the Subsidiaries comply with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Subsidiaries.

The Adviser, who also serves in that role for the Subsidiaries, will also comply with the provisions of the 1940 Act regarding investment advisory contracts and is considered to be an investment adviser to the Fund under the 1940 Act.

Leverage and Credit Facilities

The Fund may utilize leverage, including borrowing from banks in an amount of up to 33 1/3% of the Fund’s consolidated assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with liquidity. The Fund may enter into one or more revolving credit facilities (“Credit Facilities”) for the purpose of investment purchases and other liquidity requirements, subject to the limitations of the 1940 Act (as defined below) for borrowings. The Credit Facilities will be secured by the Fund’s assets.

The SAI contains a list of all of the fundamental and non-fundamental investment policies of the Fund, under the heading “Investment Objective and Policies.”

Investment Adviser

The Adviser is a Delaware limited liability company with its principal office located in Calabasas, California, and has been operating since 2023. The Adviser is a wholly owned subsidiary of Morton Capital Management, LLC (dba Morton Wealth). Morton Wealth, an SEC registered investment adviser, has assets under management of over $2.7 billion, 50+ employees and 1,100+ client relationships as of June 30, 2024. The firm’s mission is to empower better investors. The Adviser provides services including ongoing research, recommendations and day-to-day portfolio management with respect to the Fund’s investment portfolio. In addition, the Adviser will supervise and oversee the Fund’s service providers.

Fees and Expenses

The Adviser is entitled to receive a monthly management fee at the annual rate of 0.95% of the Fund’s daily net assets. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs), to the extent that such expenses exceed 2.95% per annum of the Fund’s average daily net assets attributable to Class I shares (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain through July 31, 2026, unless and until the Board of Trustees of the Fund (the “Board” or the “Trustees”) approves its modification or termination. The Fund does not anticipate that the Board will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may be terminated only by the Board on 60 days’ written notice to the Adviser. After July 31, 2026, the Expense Limitation Agreement may be renewed at the Adviser’s discretion. See “Management of the Fund.”

Administrator, Transfer Agent and Accounting Agent

Ultimus Fund Solutions, LLC (“Administrator”) serves as the Fund’s Administrator, Transfer Agent and Accounting Agent. See “Management of the Fund.”

Distribution Fees

Class I shares are not subject to a Distribution Fee. See “Plan of Distribution.”

Closed-End Fund Structure

Closed-end funds differ from mutual funds in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via an exchange. Unlike many closed-end funds, however, the Fund’s shares will not be listed on an exchange. Instead, liquidity for the Fund’s shares will be provided only through periodic repurchase offers, which is discussed in more detail below. The Fund, similar to a mutual fund, is subject to continuous asset inflows, although not subject to the continuous outflows; see “Redemptions and Repurchases of Shares by the Fund.”

Investor Suitability and Eligibility

An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund should not be viewed as a complete investment program.

The staff of the SEC generally has required registered funds of certain privately held investment vehicles (such as the Fund) to be sold only to investors that meet the definition of “accredited investor” in Regulation D under the Securities Act. Accordingly, the Fund currently intends to limit the sale of its shares in this manner. If the SEC or its staff modifies this eligibility limitation, the Fund may elect to offer its shares more broadly to the public or, conversely, impose stricter eligibility requirements.

Investors eligible to subscribe for shares of the Fund are investors who are “accredited investors” as defined in Regulation D (generally, individuals having an individual income in excess of $200,000 in each of the two most recent years or a joint income with that person’s spouse in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals having a net worth of at least $1 million (exclusive of their primary residence); or entities not formed for the specific purpose of acquiring the securities offered having total assets of at least $5 million or entities all of whose beneficial owners are themselves accredited investors). Existing shareholders subscribing for additional shares must be accredited investors at the time of each additional subscription. The qualifications necessary for an investor to be an accredited investor are described in more detail in Appendix A to this prospectus.

Repurchases of Shares

As a closed-end management investment company, the Fund differs from open-end management investment companies (e.g., mutual funds) in that investors in a closed-end fund, such as the Fund, do not have the right to redeem their shares. No public market for shares exists, and none is likely to develop in the future. Shareholders may not be able to liquidate their investment other than as a result of repurchases of shares by the Fund.

The Fund intends to repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on such terms and conditions as the Board of Trustees may determine in its sole discretion. Each repurchase offer will generally be limited to an amount equal to or less than 15% of the outstanding shares of the Fund. In determining whether the Fund should offer to repurchase shares from shareholders, the Board of Trustees will consider the recommendations of the Adviser as to the size and timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that it will recommend to the Board of Trustees that the Fund offer to repurchase shares from shareholders semi-annually.

If the Board of Trustees elects to offer to repurchase shares, the Fund will provide notice of the repurchase offer that explains the terms and conditions of the repurchase (the “offer”). The Fund will provide the offer either by mailing such offer to the shareholder’s address of record on the books of the Transfer Agent or by publishing the offer in a newspaper with a national circulation. The offer will be provided at least 20 business days prior to the final date on which the shareholder must notify the Fund that the shareholder has elected to tender shares to the Fund (a “notice date”).

To the extent that shareholders tender shares that in the aggregate exceed the percentage of the Fund’s outstanding shares specified for repurchase in that repurchase offer, the Fund may repurchase shares tendered by each tendering shareholder in the same proportion that the percentage of the Fund’s outstanding shares specified in the repurchase offer bears to the total shares tendered. For example, if the Fund makes an offer to repurchase up to 5% of its outstanding shares and receives tenders for 10% of its outstanding shares in the aggregate, the Fund may repurchase from each tendering shareholder 50% of the shares tendered by that shareholder.

The Board of Trustees may, pursuant to its discretion, decide to limit, modify, postpone or suspend repurchase offers, including to prevent forced liquidations of illiquid holdings in adverse market conditions. If modification of the Fund’s repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board of Trustees may seek to implement new procedures reasonably designed to provide shareholders with substantially the same liquidity for shares as would be available under the procedures described above.

Payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment-related expenses as a result of higher portfolio turnover rates. Liquidation of portfolio holdings to fund repurchases of shares also may result in the Fund incurring redemption, withdrawal or similar fees charged by one or more Private Funds. The Adviser intends to take measures, subject to such policies as may be established by the Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares.

The Declaration of Trust grants the Board of Trustees the authority to repurchase the shares, or any portion of them, of a shareholder or any person acquiring shares from or through a shareholder, without consent or other action by the shareholder or other person. The Fund’s ability to repurchase its shares may be limited by the Investment Company Act.

Summary of Risks

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund’s shares. See “Risk Factors.”

Risks Related to an Investment in the Fund

Minimal Capitalization Risk. The Fund is not obligated to raise any specific amount of capital prior to commencing operations. There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective. An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements.

Limited Operating History. The Fund is a closed-end investment company with a limited history of operations. The Fund may not be able to achieve its investment objective, including as a result of inopportune market or economic conditions.

Allocation Risk. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the Fund’s assets among the various Private Funds in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Issuer and Non-Diversification Risk. Specific securities can perform differently from the market as a whole for reasons related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s securities and services. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company because as a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.

Liquidity Risk. There currently is no secondary market for the Fund’s shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s periodic repurchase offers. There is no guarantee that shareholders will be able to sell all of the shares they desire in a periodic repurchase offer. The Fund’s investments also are subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk. The judgment of the Adviser regarding the attractiveness, value and potential appreciation of a Private Fund and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

General Market Conditions Risk – An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of distributions. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved. The Fund may utilize investment techniques, such as leverage, which can in certain circumstances increase the adverse impact to which the Fund’s investment portfolio may be subject.

Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. These volatile and often difficult global market conditions have episodically adversely affected the market values of real estate, and other securities and this volatility may continue and conditions could even deteriorate further. Some of the largest banks and companies across many sectors of the economy in the United States and Europe have declared bankruptcy, entered into insolvency, administration or similar proceedings, been nationalized by government authorities, and/or agreed to merge with or be acquired by other banks or companies that had been considered their peers. The long-term impact of these events is uncertain, but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Economic problems in a single country are increasingly affecting other markets and economies and a continuation of this trend could adversely affect global economic conditions and world markets. Uncertainty and volatility in the financial markets and political systems of the United States or any other country, including volatility as a result of the ongoing conflicts between Russia and Ukraine and Israel and Hamas and the rapidly evolving measures in response, may have adverse spill-over effects into the global financial markets generally.

Major public health issues, such as COVID-19, may in the future impact the Fund. The COVID-19 pandemic caused substantial market volatility and global business disruption and impacted the global economy in significant and unforeseen ways. Any public health emergency, including the COVID-19 pandemic or any outbreak of other existing or new epidemic diseases or the threat thereof, and the resulting financial and economic market uncertainty, could have a material adverse impact on the Fund or its investments. Moreover, changes in interest rates, travel advisories, quarantines and restrictions, disrupted supply chains and industries, impact on labor markets, reduced liquidity or a slowdown in U.S. or global economic conditions resulting from a future public health crisis may also adversely affect the Fund or its investments. COVID-19, or any other health crisis and the current or any resulting financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s NAV, performance, financial condition, results of operations, ability to pay distributions, and portfolio liquidity, among other factors.

Failure of Financial Institutions and Sustained Financial Market Illiquidity. The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund and/or the Fund’s underlying investments have a commercial relationship could adversely affect, among other things, the Fund and/or the Fund’s underlying investments’ ability to pursue key strategic initiatives, including by affecting the Fund’s ability to borrow from financial institutions on favorable terms.

Correlation Risk. The Fund seeks to produce returns that are less correlated to the broader financial markets over time. Although the prices of equity securities and fixed income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem.

Repurchase Policy Risks. Periodic repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. The sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV. To the extent that shareholders tender shares that in the aggregate exceed the percentage of the Fund’s outstanding shares specified for repurchase in that repurchase offer, the Fund may repurchase shares tendered by each tendering shareholder in the same proportion that the percentage of the Fund’s outstanding shares specified in the repurchase offer bears to the total shares tendered, so shareholders may not be able to tender as many shares as they would like during any periodic repurchase offer.

Distribution Policy Risk. The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Tax Risks. The repurchase of shares by the Fund may be a taxable event to shareholders. The Fund’s distribution policy to make quarterly distributions to shareholders may consist of a return of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain and potentially increase the taxable gain, if any, upon disposition of the shares held by the shareholder.

Cybersecurity Risk. Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its affiliates and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and the Fund could suffer related losses in the future. The Fund’s and its affiliates’ and third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code, and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of their respective affiliates and third-party service providers.

Risks Related to the Fund’s Investments

Private Funds Risk. The Private Funds in which the Fund may invest are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Private Funds and also may be higher than other funds that invest directly in securities. The Private Funds have limited liquidity. The Private Funds are subject to specific risks, depending on the nature of the specific Private Fund, which are described in more detail below.

Lack of Control Over Private Funds. Once the Adviser has selected a Private Fund, the Adviser will have no control over the investment decisions made by any such Private Fund. Although the Fund and the Adviser will regularly evaluate each Private Fund and its manager to determine whether their respective investment programs are consistent with the Fund’s investment objective, the Adviser will not have any control over the investments made by any Private Fund. Even though the Private Funds are subject to certain constraints, the Private Fund managers may change aspects of their investment strategies. The Private Fund managers may do so at any time. The Adviser may reallocate the Fund’s investments among the Private Funds, but the Adviser’s ability to do so may be constrained by the withdrawal limitations imposed by the Private Funds, which may prevent the Fund from reacting rapidly to market changes should a Private Fund fail to effect portfolio changes consistent with such market changes and the demands of the Adviser. Such withdrawal limitations may also restrict the Adviser’s ability to terminate investments in Private Funds that are poorly performing or have otherwise had adverse changes. The Adviser will be dependent on information provided by the Private Funds, including financial statements, which if inaccurate, could adversely affect the Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objective. By investing in the Fund, a shareholder will not be deemed to be an investor in any Private Fund and will not have the ability to exercise any rights attributable to an investor in any such Private Fund related to their investment.

Use of Leverage by the Fund. Although the Fund and the Private Funds have the option to borrow, there are significant risks that may be assumed in connection with such borrowings. Investors in the Fund should consider the various risks of financial leverage, including, without limitation, the matters described below. There is no assurance that a leveraging strategy would be successful. Financial leverage involves risks and special considerations for shareholders including: (i) the likelihood of greater volatility of NAV of the shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the shareholders; (iii) the effect of financial leverage in a market experiencing rising interest rates, which would likely cause a greater decline in the NAV of the shares than if the Fund were not leveraged; and (iv) the potential for an increase in operating costs, which may reduce the Fund’s total return.

Investments in Bank Loans and Participations. The special risks associated with investing in bank loans and participations include: (i) the possible invalidation of an investment transactions as fraudulent conveyance under relevant creditors’ rights laws; (ii) environmental liabilities that may arise with respect to collateral securing the obligations; (iii) adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; (iv) limitations on the ability of the Private Fund to directly enforce any of its rights with respect to participations; and (v) generation of income that is subject to U.S. federal income taxation as income effectively connected with a U.S. trade or business.

Valuation of Private Investments. The underlying investments of some of the Private Funds are not publicly traded, and the Private Funds may consider information provided by the institutional asset manager of each respective private investment to determine the estimated value of the Private Fund’s investment therein. The valuation provided by an institutional asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. To determine the estimated value of the Private Fund’s investment in private investments, the Private Fund considers, among other things, information provided by the private investments, which if inaccurate could adversely affect the Private Fund’s ability to value accurately the Private Fund’s shares. Private investments that invest primarily in publicly traded securities are more easily valued.

High Yield and Unrated Securities Risk. The Private Funds may invest in securities rated less than investment grade that are sometimes referred to as high yield or “junk.” These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities. High yield securities present greater risk than securities of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these securities.

The risks associated with unrated, distressed, or defaulted securities can be similar to the risks of below investment grade securities. The determination of credit quality for an unrated security is based largely on the credit analysis performed by the Adviser or a Private Fund manager, and not on rating agency evaluation. This analysis may be difficult to perform because information about these securities may not be in the public domain, and the issuers may not subject to reporting requirements under federal securities laws. In addition, investments in distressed or defaulted securities involve a material risk that the issuer will default on the obligations or enter bankruptcy. In an event of default or bankruptcy, the obligations may be repaid only after lengthy workout proceedings, may result in only partial payment of the obligations, and, in some cases, there is a risk of loss of the entire investment in such securities.

Fixed Income Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Fixed income securities are also subject to default risk. After a period of historically low interest rates, the Federal Reserve has raised, and has indicated its willingness to continue raising, certain benchmark interest rates. In addition, interest rates may increase ahead of or regardless of any rate changes made by the Federal Reserve as investors independently assess various market risks.

Interest Rate Risk. The fixed-income instruments in which the Fund or Private Funds may invest are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. It cannot be predicted with certainty when, or how, Federal Reserve’s interest rate policies will change, but actions by the Federal Reserve and other central bankers may have a significant effect on interest rates and on the U.S. and world economies generally. Market volatility, rising interest rates, uncertainty around interest rates and/or unfavorable economic conditions could adversely affect the Fund.

Prepayment Risk. Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments and may cause the Fund to have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund and its distributions can decline.

In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Due to global supply chain disruptions, a rise in energy prices, strong consumer demand as economies continue to reopen and other factors, inflation has accelerated in the United States and globally. Recent inflationary pressures have increased the costs of labor, energy and raw materials and have adversely affected consumer spending, economic growth and portfolio companies’ operations. If such portfolio companies are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on their loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in a portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized or unrealized losses and therefore reduce the Fund’s net assets resulting from operations.

Inflation may continue in the near to medium-term, particularly in the United States, with the possibility that monetary policy may tighten in response.

Foreign Securities Risk. The Private Funds may have investments in foreign securities. Foreign securities have investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Private Funds with investments in foreign securities than another fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities.

Foreign Currency Risk. Changes in foreign currency exchange rates may affect the value of instruments held by the Private Funds and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and, therefore, may affect the value of instruments denominated in such currencies, which means that the Private Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Private Funds may, but are not required to, elect for the Private Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. The Private Funds may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

Warrants Risk. A warrant is a type of security that entitles the holder to buy a given number of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and are offered during a set subscription period.

Warrants and rights are subject to the same market risks as common stocks, but warrants are often more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Risks Associated with Debt Financing

Leveraging Risk. The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Credit Risk. Issuers of debt securities may not make scheduled interest and principal payments, resulting in losses to the Fund. In addition, the credit quality of securities held may be lowered if an issuer’s financial condition changes.

Possible Risk of Conflicts

Possible Competition Between Private Funds and Between the Fund and the Private Funds. The Private Funds operate independently of each other and may pursue investment strategies that “compete” with each other for execution or that cause the Fund to participate in positions that offset each other (in which case the Fund would bear its pro rata share of commissions and fees without the potential for a profit). Also, the Fund’s investments in any particular Private Fund could increase the level of competition for the same trades that other Private Funds might otherwise make, including the priorities of order entry. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.

Allocation of Investment Opportunities Risk. The Adviser, directly or through their affiliates, may manage or advise multiple investment vehicles or separate accounts (“Related Accounts”). Certain of these Related Accounts may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Fund. This may create potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited or where the liquidity of such investment opportunities is limited.

The Adviser and its affiliates have adopted allocation policies and procedures designed to ensure that investment opportunities appropriate for both the Fund and the Related Accounts are allocated on a fair and equitable basis over time. In the event of any potential conflicts of interest, including with respect to investment opportunities, the Adviser and its affiliates will act in the manner that they in good faith believe to be in the best interests of the Fund and the Related Accounts.

The results of the Fund’s investment activities may differ significantly from the results achieved by such other Related Accounts. It is possible that one or more of such Related Accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund.

U.S. Federal Income Tax Matters

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company (“RIC”) under Subchapter M of the Code.

Failure to Qualify as a RIC or Satisfy Distribution Requirement

To qualify for and maintain regulated investment company (“RIC”) qualification under the Code, the Fund must meet the following annual distribution, source-of-income and asset diversification requirements. See “U.S. Federal Income Tax Matters.”

●	The annual distribution requirement for a RIC will be satisfied if the Fund distributes to Shareholders on an annual basis at least 90% of the Fund’s net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because the Fund may borrow, it is subject to an asset coverage ratio requirement under the Investment Company Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict the Fund from making distributions necessary to satisfy the distribution requirement. If the Fund is unable to obtain cash from other sources, it could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

●	The source-of-income requirement will be satisfied if the Fund obtains at least 90% of its income for each year from dividends, interest, gains from the sale of stock or securities or similar passive sources. If the source-of-income requirement is not met, the Fund may fail to qualify for RIC tax treatment and be subject to corporate income tax.

●	The asset diversification requirement will be satisfied if the Fund meets certain asset diversification requirements at the end of each quarter of the Fund’s tax year. To satisfy this requirement, (i) at least 50% of the value of the Fund’s assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under the Code and its applicable regulations, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of its qualification as a RIC. Because most of the Fund’s investments will be in private companies, and, therefore, will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If the Fund fails to maintain its RIC status for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of the Fund’s distributions.

Difficulty Meeting RIC Distribution Requirement

Each of the above ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Adviser obtain information from or about the Private Funds in which the Fund is invested. However, Private Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise to comply with Subchapter M of Title A, Chapter 1, of the Code. Ultimately this may limit the universe of Private Funds in which the Fund can invest.

Private Funds classified as partnerships for U.S. federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the source-of-income requirement, described above. In order to meet the source-of-income requirement, the Fund may structure its investments in a way potentially increasing the taxes imposed thereon or in respect thereof. Because the Fund may not have timely or complete information concerning the amount and sources of such a Private Fund’s income until such income has been earned by the Private Fund or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy the source-of-income requirement.

In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, the Fund will be required to pay taxes in order to take advantage of the cure if the failure is not de minimis (which taxes may be substantial), and there may be constraints on the Fund’s ability to dispose of its interest in a Private Fund that limit utilization of this cure period. Because the Fund’s allocable portion of a Private Fund’s taxable income will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to Shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain its qualification as a RIC under the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to maintain its RIC tax status and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “U.S. Federal Income Tax Matters.”

Distribution Policy and Dividend Reinvestment Plan

The Fund’s distribution policy is to make quarterly distributions to shareholders. Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares of the same class under the Fund’s dividend reinvestment plan. Shareholders who elect not to participate in the Fund’s dividend reinvestment plan will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). See “Distribution Policy and Dividend Reinvestment Plan.”

Custodian

U.S. Bank, N.A. (“Custodian”) serves as the Fund’s custodian. See “Management of the Fund.”

SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses
Maximum Sales Load (as a percent of offering price)	None
Dividend Reinvestment Plan Fees	None
Contingent Deferred Sales Charge	None

Annual Expenses (as a percentage of net assets attributable to Class I shares)
Management Fees	0.95%
Other Expenses[1]	0.37%
Interest expense on borrowed funds[2]	0.20%
Distribution Fee	None
Acquired Fund Fees and Expenses[3]	3.74%

Total Annual Fund Operating Expenses	5.26%

[1]	Estimated for the current fiscal year. Other Expenses does not include the indirect fees and expenses of certain underlying Private Funds, as discussed further in footnote 3 below. The Fund’s Other Expenses will increase as a percentage of the Fund’s average net assets if the Fund’s assets decrease. Actual fees and expenses may be greater or less than those shown.
[2]	All fees and expenses incurred in borrowing money, issuing and servicing debt securities, and/or preferred stock will be indirectly borne by the holders of the Fund’s shares.
[3]	Acquired Fund Fees and Expenses (“AFFE”) include an estimate of certain of the fees and expenses incurred indirectly by the Fund as a result of the Fund’s investment in shares of registered investment companies (including, short-term cash sweep vehicles) and certain Private Funds. Although the Private Funds in which the Fund may invest are not registered as “investment companies” under applicable provisions of the 1940 Act, some of the Private Funds in which the Fund invests would meet the definition of an investment company for purposes of the 1940, but for the exceptions provided in sections 3(c)(1) and 3(c)(7) of the 1940 Act; however, the Fund may invest in a range of Private Funds, including Private Funds which are excluded from the definition of an investment company due to applicable exclusions under the 1940 Act other than sections 3(c)(1) and 3(c)(7) (together, the “Other Private Funds”). AFFE does not reflect the fees and expenses of the Other Private Funds. The indirect fees and expenses of the Private Funds typically range from 1.00% to 3.00% on an annual basis and include management fees, incentive fees, administration fees and professional and other direct, fixed fees and expenses of the Private Funds.
[4]	The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the Expense Limitation Agreement) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs), to the extent that they exceed 2.95% per annum of the Fund’s average daily net assets attributable to Class I shares (the Expense Limitation). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain in effect at least through July 31, 2026, unless and until the Board approves its modification or termination. This agreement may be terminated only by the Fund’s Board on 60 days’ written notice to the Adviser. See “Management of the Fund.”

The Summary of Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information about management fees, fee waivers and other expenses is available in “Management of the Fund” starting on page 29 of this prospectus.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return (the example assumes the Fund’s Expense Limitation Agreement will remain in effect through July 31, 2026:

Share Class	1 Year	3 Years	5 Years	10 Years
Class I	$53	$157	$261	$519

Shareholders who choose to participate in repurchase offers by the Fund will not incur a repurchase fee. However, if shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by the Transfer Agent, which is currently $15. The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

FINANCIAL HIGHLIGHTS

The Fund has not yet produced financial highlights. You may request a copy of the Fund’s annual and semi-annual reports, once available, at no charge by calling the Fund at 833-701-4393 or by visiting 83igfunds.com.

USE OF PROCEEDS

The net proceeds of the continuous offering of shares will be invested in accordance with the Fund’s investment objective and policies (as stated below) as soon as practicable after receipt, which would be in less than three months after receipt. The Fund will pay offering expenses incurred with respect to its continuous offering. Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest in money market or short-term fixed income mutual funds. Investors should expect, therefore, that, before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund’s assets would earn interest income at a modest rate.

THE FUND

The Fund is a continuously offered, non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on August 23, 2024. The Fund acquired all of the assets and liabilities of the M83 Income Fund, LLC (the “Predecessor Fund”), a private fund that was converted into the Fund, in a tax-free reorganization on December 31, 2024 (the “Reorganization”). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for Class I shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Predecessor Fund was managed by the Adviser. The Fund’s principal office is located at 27200 Agoura Road, Suite 200, Calabasas, CA 91301, and its telephone number is 833-701-4393.

OFFERING OF FUND SHARES

The Fund, as noted above, is a non-diversified, closed-end management investment company registered as such under the 1940 Act. The shares of beneficial interest of the Fund are offered continuously on a monthly basis in accordance with the terms set forth in this prospectus and in accordance with U.S. securities laws. The offering for this Fund is not intended as a public offer in any jurisdiction outside of the United States, and, as such, the Fund is not publicly registered with any authority(ies) located outside of the United States. No sale of shares of beneficial interest of the Fund will be made in any jurisdiction in which such sale is not authorized or permitted by an exemption, and no such sale will be made to any person to whom it is unlawful to make any such sale.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

Investment Objective and Policies

The Fund’s primary investment objective is to generate current income that represents an attractive return relative to the risk being taken by gaining exposure to credit-related assets with low correlation to traditional fixed income markets. There can be no assurance that the Fund will achieve its investment objectives.

The Fund seeks to achieve its investment objectives by investing, directly or indirectly, in income-generating, credit-related investments. The Fund will invest primarily in domestic and foreign privately-held investment vehicles managed by private fund managers that pursue various credit-related strategies. The Fund’s investments will be made through Private Funds. The Private Funds typically deploy capital outside of traditional stock markets (such as large or small company U.S. stocks found in the Russell 3000 Index or internation stocks found in the MSCI EAFE Index) and bond markets (such as corporate or government bonds such as those found in the U.S. Barclays Aggregate Bond Index). These investments aim to pay current distributions or accrue income over time. Investments will typically be focused in the private lending space with a particular emphasis on asset-based lending (loans that rely on the values of the assets that a company owns for repayment of the loan in the event that the company cannot repay the loan from cash flow) and lending to necessity-based industries (loans within certain industries that are necessity-based and less sensitive to economic turbulence or recessions like food or healthcare).

The Fund will invest across multiple strategies with varying levels of credit quality, including below investment grade, commonly referred to as “junk,” distressed, or defaulted positions. Private Funds will have varying levels of liquidity, with the ability to gate or limit liquidity during periods of market turbulence or uncertainty. The Fund will seek to build a portfolio of 6 to 10 investments in Private Funds that primarily originate and hold diversified pools of private loans. The Adviser favors Private Funds that invest in short to medium-term loans (maturities of five years or less) with contractual cash flows and an element of downside protection (such as asset backing or lender protections like minimum cash or performance requirements). The Adviser seeks to invest in a portfolio of Private Funds with investments that are spread across asset types, collateral protections, geographies, industries, capital structures and maturity dates.

With an aim to manage the liquidity needs of the Fund the Adviser may also invest directly in public securities, credit strategies, including, but not limited to, public debt and structured credit, and indirectly through registered funds. For the most liquid investments (assets with durations less than one year or more highly rated assets that would be considered investment grade or government bonds, the Adviser selects the securities for the Fund’s portfolio based on the best total historical returns and lowest price volatility for the securities since their inception as well as during periods of historical volatility in the credit markets. For less immediate liquidity needs, the Adviser may allocate some amount to other registered funds that invest in structured credit, high yield bonds or private credit markets similar to those targeted by the Fund. The Adviser will target investments with a track record of high current yield and stable price returns.

The Fund may also access loans through co-investment opportunities, which are investments made by the Fund alongside a privately-held investment vehicle. The Fund would choose to gain exposure to loans through a co-investment rather than invest directly into a privately-held investment vehicle that invests in the same loans when this structure is more advantageous to the Fund. For example, co-investments may give the Fund access to private loans at fees that are meaningfully lower than those fees that would be paid to the underlying private funds if the Fund were to invest through the underlying private fund structure. In addition, co-investments may be used if the Fund wants to gain access to a specific strategy where there is not an appropriate private fund vehicle available.

Investment Criteria

The Adviser believes that increased regulations and other challenges in the traditional banking sector have created an environment where private, non-bank lenders can find compelling opportunities to deploy capital at higher rates of return for what they perceive as lower risk. In addition, the Adviser believes that there is value in investing with smaller, niche private lenders who can drive value for their investors by staying flexible and lending to companies that may be too small to attract competition from larger institutions.

The type of loans in the private diversified lending arena can vary widely, but the Adviser is focused on Private Funds whose investments have certain key characteristics, including:

1.	Resiliency:

●	Asset-Based Lending: This type of lending focuses on loans that have tangible assets backing them. Asset-based loans rely on the values of the assets that a company owns for repayment of the loan in the event that the company cannot repay the loan from cash flow. These assets provide a meaningful backstop in the event that a company’s operations deteriorate. Types of asset collateral may include inventory, equipment, accounts receivable and real estate.

Why does this opportunity exist? Traditional banks typically only look at the cash flow or profits of a company when they evaluate whether to make a loan because those banks lack the expertise to properly value a company’s assets. This makes it hard for companies that have ample assets but insufficient cash flow to get a bank loan. The limited competition for making asset-based loans allows non-bank lenders in the space to charge higher interest rates. The Adviser believes that this type of investment can act as a true diversifier in portfolios as the ultimate payoffs of the loans are less tied to the fates of individual companies or even the broad economy, and more tied to the value of the assets that act as collateral backing the loans. This investment can also be countercyclical in nature, meaning that it has the potential to perform better during difficult economic times. Difficult economic conditions may lead to more distressed borrowers who are willing to pay higher interest rates and borrow on terms more favorable to lenders.

●	Lending to Necessity-Based Industries: Another type of resilient lending can take the form of loans within certain industries that are necessity-based and less sensitive to economic turbulence or recessions (e.g., food or healthcare). Food and healthcare are both essential industries and each account for roughly one-fifth of the United States’ economic activity.

2.	Contractual Cash Flows: While the stock market and other growth assets have the potential to deliver outsized returns, investors also face a much wider range of possible outcomes. Private lending cash flows are contractual in nature, with the upside pre-negotiated and the downside protected if the loan is structured properly. Examples of such contractual cash flows may include, without limitation, interest payments received pursuant to corporate loans and credit facilities, and other contractual receipts from specialty finance opportunities or income-producing assets.

3.	Short Duration: The Adviser favors shorter-term loans as they allow for greater lender flexibility and control. These loans are also less sensitive to potential changes in interest rates.

4.	Downside Protection: Private lenders are often able to build in meaningful covenants or investor safeguards that allow them to monitor the loan along the way. An example of a protective covenant would be a minimum cash or liquidity balance that the borrower must maintain or a requirement that the borrower meet minimum key performance metrics (such as minimum revenue or earnings). In the event that any of their loan covenants are breached, the private lender can step in and take action to protect investors by taking control of the company’s cash, assets or operations to ensure repayment of the loan. The Adviser believes that this more proactive approach can provide real protections for investors as borrowers can intercede in the company’s operations sooner than if there were no covenants, where the lender would need to wait until there was a payment default to take action. The focus on companies with assets can also provide meaningful downside protection in the event that the borrower faces challenges or even goes out of business. If the company cannot repay the loan from cash flow, there is a back-up plan to liquidate the assets as a means of getting repaid.

5.	Varied Return Drivers: The Adviser is focused on investments that are spread across asset types, collateral protections, geographies, industries, capital structures and maturity dates. Within the broad private lending bucket, loans can have meaningfully different types of risk and return drivers. Even within a specific sector or portfolio, the individual loans may have very little to do with each other when it comes to performance. For example, a loan to a company that provides medical devices to hospitals will have very different risk factors than a loan to a company that distributes a pharmaceutical drug. Even though these loans are both considered private healthcare loans, the risks that may impact one would not necessarily impact the other. The goal is to make it so that a single risk factor or two cannot meaningfully impact the entire portfolio.

While the Adviser believes that the criteria listed above are important in identifying potential private credit investment opportunities, the Adviser considers each private credit investment on a case-by-case basis. It is possible that some of these characteristics will not be met by each investment made by the Fund.

INVESTMENT STRUCTURE OF UNDERLYING PRIVATE FUND LOANS

The Private Funds will make private loans that will be structured using a range of financial instruments, including first and second lien secured loans and subordinated or unsecured debt. The Adviser favors Private Fund managers that originate senior secured loans that are at the top of the capital structure of the company and are consequently in first position to be repaid. However, some loans may not be senior in the capital structure. Large companies that are struggling and need extra capital to “rescue” them from bankruptcy often have complex balance sheets. They may have existing bank loans that are in default and need to be taken into consideration as part of any new loan that is made. A common structure in the asset-based lending space is a “FILO” loan. FILO is an accounting term meaning “first in, last out.” As part of a FILO loan, an asset-based lender will technically be part of the senior loan but will not be paid back until another party participating in the senior loan (often a bank) is paid in full. Even though they seem similar, FILO loans are more attractive structures than second-lien loans because, legally, the FILO lender is part of the senior loan and can, potentially, be more in control of the bankruptcy process and asset liquidation. A lender that is confident in the asset values backing the total loan may be willing to be paid second, so long as they can retain control of the liquidation process.

In connection with private credit investments, Private Funds can receive upside participation in the form of warrants or common stock. The Private Fund managers ignore the potential upside from these various equity instruments in performing their underwriting and due diligence. The risk and return dynamics of an individual loan must meet a Private Fund manager’s underwriting criteria without regard to any potential upside from any future equity.

Investment Process Overview

The Adviser follows a structured process to source, review, approve and monitor its investments for the Fund.

1. Sourcing and Screening: The Adviser’s investment process typically begins with sourcing underlying investments directly through extensive proprietary networks and other relationships with industry professionals, service providers, attorneys, accountants, consultants and others. Investment ideas then go through a preliminary screening process to make sure they match the Fund’s investment criteria. Ideas that pass this initial screen are then discussed with the broader investment team.

2. Market Conditions and Competitive Landscape Review: Market conditions change over time and the Adviser believes it is important to identify new trends and potential investment opportunities in a timely manner. When a certain investment sector or market segment meets the investment criteria described above, the Adviser undergoes a robust process of identifying, researching and evaluating the competitive environment. This includes gathering information and having calls with former, current and potential competitors of any potential Private Fund. The Adviser uses this process to identify what it believes to be the best possible Private Fund in a given sector.

3. Investment Due Diligence: Key due diligence items may include, but are not limited to:

●	Assessment of the investment team’s background and experience

●	Review of the potential fund’s investment process and portfolio construction

●	Understanding the potential fund’s edge and competitive advantage

●	Assessment of the potential fund’s investment pipeline

●	Review of the investment memos on the underlying positions

●	Analysis of past performance, loss/default rates and targeted returns

●	Risk management analysis including stress testing and scenario analysis

●	Analysis of the structure of the potential fund and its underlying investments

●	Interviews with key personnel, due diligence calls and on-site visits

●	Completion of background checks and reference calls

4. Review and Negotiation of the Fund Terms: The Adviser will review all the key legal documents related to the underlying investments including the Private Placement Memorandum (PPM), Limited Partnership Agreement (LPA) and Subscription Agreement. Whenever necessary or possible, the Adviser then will look to modify the existing structure or improve the investment terms for the Fund. This will often be reflected in changing the language in the potential fund’s offering documents and/or negotiating side letters.

5. Operational Due Diligence: The Adviser has a structured internal process of reviewing the underlying fund business model and the various operational aspects and risk factors including, but not limited to, a comprehensive review of cash controls, valuation policy, allocation policy, compliance, technology and cybersecurity and service provider relationships.

6. Investment Committee Approval: The Adviser’s Investment Committee is responsible for final investment decisions.

7. Ongoing Monitoring: This step includes continuous monitoring and evaluation for any changes in underlying investments. The Adviser regularly reviews the Private Funds’ communications and conducts periodic reviews with the Portfolio Fund managers.

Subsidiaries

Certain investments of the Fund will be held in Single-Asset Subsidiaries. In addition, the Fund may engage in bank borrowings through a Financing Subsidiary, which may act as the borrower of one or more revolving credit facilities. The Subsidiaries are subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiaries are the principal investment strategies and principal investment risks of the Fund as reflected in this Prospectus. The financial statements of the Subsidiaries are consolidated with those of the Fund. Because the Fund may invest a substantial portion of its assets in the Subsidiaries, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiaries. For that reason, references to the Fund may also include the Subsidiaries.

The Subsidiaries will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiaries. In addition, the Subsidiaries comply with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Subsidiaries.

The Adviser, who also serves in that role for the Subsidiaries, will also comply with the provisions of the 1940 Act regarding investment advisory contracts and is considered to be an investment adviser to the Fund under the 1940 Act.

Leverage and Credit Facilities

The Fund may utilize leverage, including borrowing from banks in an amount of up to 33 1/3% of the Fund’s consolidated assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money in connection with its investment activities, to satisfy repurchase requests from Fund shareholders and to otherwise provide the Fund with liquidity. The Fund may enter into one or more Credit Facilities for the purpose of investment purchases and other liquidity requirements, subject to the limitations of the 1940 Act (as defined below) for borrowings. The Credit Facilities will be secured by the Fund’s assets.

Investor Suitability and Eligibility

An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund should not be viewed as a complete investment program.

The staff of the SEC generally has required registered funds of certain privately held investment vehicles (such as the Fund) to be sold only to investors that meet the definition of “accredited investor” in Regulation D under the Securities Act. Accordingly, the Fund currently intends to limit the sale of its shares in this manner. If the SEC or its staff modifies this eligibility limitation, the Fund may elect to offer its shares more broadly to the public or, conversely, impose stricter eligibility requirements.

Investors eligible to subscribe for shares of the Fund are investors who are “accredited investors” as defined in Regulation D (generally, individuals having an individual income in excess of $200,000 in each of the two most recent years or a joint income with that person’s spouse in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals having a net worth of at least $1 million (exclusive of their primary residence); or entities not formed for the specific purpose of acquiring the securities offered having total assets of at least $5 million or entities all of whose beneficial owners are themselves accredited investors). Existing shareholders subscribing for additional shares must be accredited investors at the time of each additional subscription. The qualifications necessary for an investor to be an accredited investor are described in more detail in Appendix A to this prospectus.

Other Information Regarding Investment Strategy

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these cases, the Fund may not achieve its investment objective. The Adviser may invest the Fund’s cash balances in any of the cash and cash equivalent investments described above that it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s Portfolio Managers (as defined below) are subjective. The Fund may engage in borrowings and the use of leverage in acquiring investments.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. It is anticipated that the Fund’s portfolio turnover rate will ordinarily be between 25% and 75%. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. The Private Funds in which the Fund invests have limited liquidity, so it is not anticipated that the Fund will have high portfolio turnover. However, with the portion of its portfolio not invested in Private Funds, the Fund may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Further, the Private Funds in which the Fund invests may experience high rates of portfolio turnover to the extent their holdings are liquid. High rates of portfolio turnover in the Private Funds may negatively impact their returns and, thus, negatively impact the returns of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See “Tax Status” in the Fund’s SAI.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1)	Borrow money, except to the extent permitted by the 1940 Ac (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity or to finance repurchases of its shares.

(2)	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33 1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

(3)	Purchase securities on margin, but may sell securities short and write call options.

(4)	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

(5)	Invest more than 25% of the market value of its assets in the securities of companies or entities engaged in any one industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities, as well as to investments in investment companies that primarily invest in such securities.

(6)	Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7)	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent the Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts.

(8)	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

For purposes of the Fund’s concentration policy, if the Fund invests in one or more investment companies, the Fund will examine the holdings of such investment companies to ensure that the Fund is not indirectly concentrating its investments in a particular industry or group of industries.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of a Fund’s investment portfolio, resulting from changes in the value of a Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”

RISK FACTORS

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. Before investing in the Fund you should consider carefully the following risks. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisers before deciding whether to invest in the Fund.

Risks Related to an Investment in the Fund

Minimal Capitalization Risk. The Fund is not obligated to raise any specific amount of capital prior to commencing operations. There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective. An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements.

Limited Operating History. The Fund is a closed-end investment company with a limited history of operations. The Fund may not be able to achieve its investment objective, including as a result of inopportune market or economic conditions.

Allocation Risk. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the Fund’s assets among the various Private Funds in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Issuer and Non-Diversification Risk. Specific securities can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Liquidity Risk. The Fund is a closed-end investment company and designed for long-term investors. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There currently is no secondary market for the shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s periodic repurchase offers. There is no guarantee that shareholders will be able to sell all of the shares they desire in a periodic repurchase offer. The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk. The NAV of the Fund changes daily based on the performance of the securities in which it invests. The Adviser’s judgment about the attractiveness, value and potential appreciation of a particular Private Fund and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

General Market Conditions Risk – An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of distributions. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved. The Fund may utilize investment techniques, such as leverage, which can in certain circumstances increase the adverse impact to which the Fund’s investment portfolio may be subject.

Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. These volatile and often difficult global market conditions have episodically adversely affected the market values of real estate and other securities and this volatility may continue and conditions could even deteriorate further. Some of the largest banks and companies across many sectors of the economy in the United States and Europe have declared bankruptcy, entered into insolvency, administration or similar proceedings, been nationalized by government authorities, and/or agreed to merge with or be acquired by other banks or companies that had been considered their peers. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Economic problems in a single country are increasingly affecting other markets and economies and a continuation of this trend could adversely affect global economic conditions and world markets. Uncertainty and volatility in the financial markets and political systems of the United States or any other country, including volatility as a result of the ongoing conflicts between Russia and Ukraine and Israel and Hamas and the rapidly evolving measures in response, may have adverse spill-over effects into the global financial markets generally.

Major public health issues, such as COVID-19, may in the future impact the Fund. The COVID-19 pandemic caused substantial market volatility and global business disruption and impacted the global economy in significant and unforeseen ways. Any public health emergency, including the COVID-19 pandemic or any outbreak of other existing or new epidemic diseases or the threat thereof, and the resulting financial and economic market uncertainty, could have a material adverse impact on the Fund or its investments. Moreover, changes in interest rates, travel advisories, quarantines and restrictions, disrupted supply chains and industries, impact on labor markets, reduced liquidity or a slowdown in U.S. or global economic conditions resulting from a future public health crisis may also adversely affect the Fund or its investments. COVID-19, or any other health crisis and the current or any resulting financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s NAV, performance, financial condition, results of operations, ability to pay distributions and portfolio liquidity, among other factors.

Failure of Financial Institutions and Sustained Financial Market Illiquidity. The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund and/or the Fund’s underlying investments have a commercial relationship could adversely affect, among other things, the Fund and/or the Fund’s underlying investments’ ability to pursue key strategic initiatives, including by affecting the Fund’s ability to borrow from financial institutions on favorable terms.

Correlation Risk. The Fund seeks to produce returns that are less correlated to the broader financial markets over time. Although the prices of fixed income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem.

Repurchase Policy Risks. Periodic repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.

Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders. To the extent that shareholders tender shares that in the aggregate exceed the percentage of the Fund’s outstanding shares specified for repurchase in that repurchase offer, the Fund may repurchase shares tendered by each tendering shareholder in the same proportion that the percentage of the Fund’s outstanding shares specified in the repurchase offer bears to the total shares tendered, so shareholders may not be able to tender as many shares as they would like during any periodic repurchase offer.

Distribution Policy Risk. The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Tax Risks. The repurchase of shares by the Fund may be a taxable event to shareholders. The Fund’s distribution policy to make quarterly distributions to shareholders may consist of a return of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain and potentially increase the taxable gain, if any, upon disposition of the shares held by the shareholder.

Cybersecurity Risk. Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its affiliates and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and the Fund could suffer losses from such in the future. The Fund’s and its affiliates’ and third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code, and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of their respective affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

Risks Related to the Fund’s Investments

Private Funds Risk. The Private Funds in which the Fund may invest are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Private Funds and also may be higher than other funds that invest directly in securities. The Private Funds have limited liquidity. The Private Funds are subject to specific risks, depending on the nature of the specific Private Fund, which are described in more detail below. The Fund’s performance depends in part upon the performance of the Private Fund managers and selected strategies, the adherence by such Private Fund managers to such selected strategies, the instruments used by such Private Fund managers and the Adviser’s ability to select Private Fund managers and strategies and effectively allocate Fund assets among them. Additionally, the market value of shares of Private Funds that are closed-end funds may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.

Lack of Control Over Private Funds. Once the Adviser has selected a Private Fund, the Adviser will have no control over the investment decisions made by any such Private Fund. Although the Fund and the Adviser will regularly evaluate each Private Fund and its manager to determine whether their respective investment programs are consistent with the Fund’s investment objective, the Adviser will not have any control over the investments made by any Private Fund. Even though the Private Funds are subject to certain constraints, the Private Fund managers may change aspects of their investment strategies at any time. The Adviser may reallocate the Fund’s investments among the Private Funds, but the Adviser’s ability to do so may be constrained by the withdrawal limitations imposed by the Private Funds, which may prevent the Fund from reacting rapidly to market changes should a Private Fund fail to effect portfolio changes consistent with such market changes and the demands of the Adviser. Such withdrawal limitations may also restrict the Adviser’s ability to terminate investments in Private Funds that are poorly performing or have otherwise had adverse changes. The Adviser will be dependent on information provided by the Private Fund, including financial statements, which if inaccurate, could adversely affect the Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objective. By investing in the Fund, a shareholder will not be deemed to be an investor in any Private Fund and will not have the ability to exercise any rights attributable to an investor in any such Private Fund related to their investment.

Use of Leverage by the Fund. Although the Fund and the Private Funds have the option to borrow, there are significant risks that may be assumed in connection with such borrowings. Investors in the Fund should consider the various risks of financial leverage, including, without limitation, the matters described below. There is no assurance that a leveraging strategy would be successful. Financial leverage involves risks and special considerations for shareholders including: (i) the likelihood of greater volatility of NAV of the shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the shareholders; (iii) the effect of financial leverage in a market experiencing rising interest rates, which would likely cause a greater decline in the NAV of the shares than if the Fund were not leveraged; and (iv) the potential for an increase in operating costs, which may reduce the Fund’s total return.

In the event that the Fund would be required to sell assets at a loss, including in order to redeem or pay off any borrowing, such a sale would reduce the Fund’s NAV and may make it difficult for the NAV to recover. The Fund nevertheless may continue to use financial leverage if the Adviser expects that the benefits to the shareholders of maintaining the leveraged position likely would outweigh a resulting reduction in the current return.

Certain types of borrowings by the Fund would result in the Fund being subject to covenants in credit agreements relating to asset coverage and Fund composition requirements that are more stringent than those currently imposed on the Fund by the 1940 Act. In addition, borrowings by the Fund may be made on a secured basis. The Custodian will then either segregate the assets securing the Fund’s borrowings for the benefit of the Fund’s lenders or arrangements will be made with a suitable sub-custodian. If the assets used to secure a borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. In the event of a default, the lenders will have the right, through the Custodian, to redeem the Fund’s investments in underlying Private Funds without consideration of whether doing so would be in the best interests of the Fund’s shareholders. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund’s shareholders, and the terms of the Fund’s borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.

The use of financial leverage involves financial risk and would increase the exposure of the Fund’s investment returns to adverse economic factors such as rising interest rates, downturns in the economy or deterioration in the condition of the investments. There would be a risk that operating cash flow available to the Fund would be insufficient to meet required payments and a risk that it would not be possible to refinance existing indebtedness or that the terms of such refinancing would not be as favorable as the terms of existing indebtedness. Borrowings by the Fund may be secured by any or all of the assets of the Fund, with the consequences that the Fund may lose more than its equity stake in any one investment, and may lose all of its capital.

Investments in Bank Loans and Participations. The special risks associated with investing in bank loans and participations include: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) environmental liabilities that may arise with respect to collateral securing the obligations; (iii) adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; (iv) limitations on the ability of the Private Funds to directly enforce any of their respective rights with respect to participations; and (v) generation of income that is subject to U.S. federal income taxation as income effectively connected with a U.S. trade or business. The Private Funds will attempt to balance the magnitude of these risks against the potential investment gain prior to entering into each such investment. Successful claims by third parties arising from these and other risks, absent bad faith, may be borne by the Private Funds.

Bank loans do not presently have the liquidity of conventional debt securities and are often subject to restrictions on resale. Due to the illiquidity of bank loans, the Private Funds may not be able to dispose of its investments in bank loans in a timely fashion and at a fair price, which could adversely affect the performance of the Private Funds. With respect to bank loans acquired as participations by the Private Funds, because the holder of a participation generally has no contractual relationship with a borrower, the Private Funds will have to rely upon a third party to pursue appropriate remedies against a borrower in the event of a default. As a result, the Private Funds may be subject to delays, expenses and risks that are greater than those that would be involved if the Private Fund could enforce its rights directly against a borrower or through the agent.

Furthermore, a borrower of a bank loan, in some cases, may prepay the bank loan. Prepayments could adversely affect the Private Fund’s interest income to the extent that the Private Fund is unable to reinvest promptly payments in bank loans or otherwise or if such prepayments were made during a period of declining interest rates.

Valuation of Private Investments. The underlying investments of some of the Private Funds are not publicly traded, and the Private Funds may consider information provided by the institutional asset manager of each respective private investment to determine the estimated value of the Private Fund’s investment therein. The valuation provided by an institutional asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. To determine the estimated value of the Private Fund’s investment in private investments, the Private Fund considers, among other things, information provided by the private investments, which if inaccurate could adversely affect the Private Fund’s ability to value accurately the Private Fund’s shares. Private investments that invest primarily in publicly traded securities are more easily valued.

Fixed Income Risk. The value of investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing a Private Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

High Yield and Unrated Securities Risk. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities. High yield securities offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the security’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the security may decrease. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these securities and reduce the Private Fund’s ability to sell its securities (liquidity risk). Such securities also may be subject to resale restrictions. The lack of a liquid market for these securities could decrease the Private Fund’s share price.

The risks associated with unrated, distressed, and defaulted securities can be similar to the risks of below investment grade securities. The determination of credit quality for an unrated security is based largely on the credit analysis performed by the Private Fund manager or the Adviser, and not on rating agency evaluation. This analysis may be difficult to perform because information about these securities may not be in the public domain and the issuers may not be subject to reporting requirements under federal securities laws. In addition, investments in distressed or defaulted securities involve a material risk that the issuer will default on the obligations or enter bankruptcy. In an event of default or bankruptcy, the obligations may be repaid only after lengthy workout proceedings, may result in only partial payment of the obligations, and, in some cases, there is a risk of loss of the entire investment in such securities.

Interest Rate Risk. The fixed-income instruments that the Private Funds may invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Private Fund’s NAV. It cannot be predicted with certainty when, or how, the Federal Reserve’s interest rate policies will change, but actions by the Federal Reserve and other central bankers may have a significant effect on interest rates and on the U.S. and world economies generally. Market volatility, rising interest rates, uncertainty around interest rates and/or unfavorable economic conditions could adversely affect the Fund’s business.

Prepayment Risk. Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments and may cause the Fund to have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

The frequency at which prepayments (including voluntary prepayments by obligors and accelerations due to defaults) occur on debt instruments will be affected by a variety of factors including the prevailing level of interest rates and spreads, as well as economic, demographic, tax, social, legal and other factors. Generally, obligors tend to prepay their fixed-rate obligations when prevailing interest rates fall below the coupon rates on their obligations. Similarly, floating rate issuers and borrowers tend to prepay their obligations when spreads narrow.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund and its distributions can decline.

In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Due to global supply chain disruptions, a rise in energy prices, strong consumer demand as economies continue to reopen and other factors, inflation has accelerated in the U.S. and globally. Recent inflationary pressures have increased the costs of labor, energy and raw materials and have adversely affected consumer spending, economic growth and portfolio companies’ operations. If such portfolio companies are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on their loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in a portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized or unrealized losses and therefore reduce our net assets resulting from operations.

Additionally, the Federal Reserve has raised, and has indicated its willingness to continue raising, certain benchmark interest rates in an effort to combat inflation. As such, inflation may continue in the near to medium-term, particularly in the United States, with the possibility that monetary policy may tighten in response.

Foreign Securities Risk. Foreign securities have investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect a Private Fund with investments in foreign securities than another fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are often higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation and potential difficulties in enforcing contractual obligations.

Foreign Currency Risk. Changes in foreign currency exchange rates may affect the value of instruments held by the Private Funds and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and, therefore, may affect the value of instruments denominated in such currencies, which means that the Private Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Private Funds may, but are not required to, seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. The Private Funds may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

Warrants Risk. A warrant is a type of security that entitles the holder to buy a given number of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and are offered during a set subscription period.

Warrants and rights are subject to the same market risks as common stocks, but warrants are often more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Risks Associated with Debt Financing

Leveraging Risk. The use of leverage, such as borrowing money to purchase securities, by the Fund will magnify the Fund’s gains or losses. The use of leverage short positions in futures contracts will also magnify the Fund’s gains or losses. Generally, the use of leverage also will cause the Fund to have higher expenses (especially interest-related dividend expenses) than those of funds that do not use such techniques. In addition, a lender to the Fund may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns on the Fund.

Credit Risk. There is a risk that debt issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Possible Risk of Conflicts

Possible Competition Between Private Funds and Between the Fund and the Private Funds. The Private Funds operate independently of each other and may pursue investment strategies that “compete” with each other for execution or that cause the Fund to participate in positions that offset each other (in which case the Fund would bear its pro rata share of commissions and fees without the potential for a profit). Also, the Fund’s investments in any particular Private Fund could increase the level of competition for the same trades that other Private Funds might otherwise make, including the priorities of order entry. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.

Allocation of Investment Opportunities Risk. The Adviser, directly or through its affiliates, may manage or advise multiple investment vehicles or separate accounts (“Related Accounts”). Certain of these Related Accounts may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Fund. This may create potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited or where the liquidity of such investment opportunities is limited.

The Adviser and its affiliates have adopted allocation policies and procedures designed to ensure that investment opportunities appropriate for both the Fund and the Related Accounts are allocated on a fair and equitable basis over time. In the event of any potential conflicts of interest, including with respect to investment opportunities, the Adviser and its affiliates will act in the manner that they in good faith believe to be in the best interests of the Fund and the Related Accounts. Pursuant to its allocation policies, the Adviser’s Investment Committee will analyze a variety of factors when making an allocation decision between the Fund and its Related Accounts to ensure that potential conflicts of interest are resolved in a fair and equitable manner, and will maintain documentation of the rationale for its allocation decisions. The primary factors that will be considered when making allocation decisions include minimum investment size, account type, and any relevant timing constraints. Adviser will seek to allocate investment opportunities in a manner that benefits the greatest number of eligible investors.

The results of the Fund’s investment activities may differ significantly from the results achieved by such other Related Accounts. It is possible that one or more of such Related Accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. The Board is comprised of three Trustees. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s investment adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the SAI.

Investment Adviser

M83 Investment Group, LLC located at 27200 Agoura Road, Suite 200, Calabasas, CA 91301 serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser is a Delaware limited liability company that was formed in 2023.

The Adviser is a wholly owned subsidiary of Morton Capital Management, LLC (dba Morton Wealth). Morton Wealth became an SEC registered investment adviser in 1983. Morton Wealth has assets under management of over $2.7 billion, 50+ employees and 1,100+ client relationships as of June 30, 2024. The firm’s mission is to empower better investors. Morton Wealth has been investing in alternatives for over 30 years. Over this timeframe, it has invested in a variety of alternative assets, including real estate equity, real estate lending, diversified private lending, hedge funds, commodities, private equity and healthcare royalties. The firm’s investment philosophy includes the core tenets of risk management, true diversification and cash flow. The Adviser believes that markets are dynamic and evolve over time, and consequently its investment focus has also shifted over time to take advantage of new opportunities as they arise. The Adviser often favors smaller, niche managers that can invest below the radar of larger institutions and drive more favorable risk-adjusted returns.

Under the general supervision of the Fund’s Board, the Adviser provides ongoing research, recommendations and day-to-day portfolio management with respect to the Fund’s investment portfolio. In addition, the Adviser will supervise and provide oversight of the Fund’s service providers. The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser will compensate all Adviser personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a quarterly management fee computed at the annual rate of 0.95% of the Fund’s daily net assets. The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection.

A discussion regarding the basis for the Board’s approval of the Fund’s Investment Advisory Agreement with the Adviser will be available in the Fund’s first semi-annual report to shareholders for fiscal period ending March 31, 2025.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs), to the extent that they exceed 2.95% per annum of the Fund’s average daily net assets attributable to Class I shares (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain in effect, at least through July 31, 2026, unless and until the Board approves its modification or termination. This agreement may be terminated only by the Board on 60 days’ written notice to the Adviser. After July 31, 2026, the Expense Limitation Agreement may be renewed at the Adviser’s discretion.

Portfolio Managers

The Adviser’s investment professionals will oversee the day-to-day operations of the Fund. Meghan Pinchuk, Jeffrey Sarti and Sasan Faiz are the Fund’s portfolio managers (“Portfolio Managers”) and oversee the day-to-day investment operations of the Fund. Approved portfolio investments will require approval from a majority of the Portfolio Managers. The biographical information for Meghan Pinchuk, Jeffrey Sarti, and Sasan Faiz is presented below.

Meghan Pinchuk has been the Chief Investment Officer of the Adviser since 2019 and employed with the Adviser since 2006. Her primary role is to lead the investment team in its goal of building resilient portfolios for clients. This includes overseeing and executing asset class evaluation, portfolio management, diligence on new and existing investments and sourcing new potential opportunities. The team’s mission is to find investments that meet its three core investment tenets of risk management, true diversification and cash flow. Meghan is also part of Morton Wealth’s executive leadership team and the board of managers. Meghan earned her Bachelor of Arts degree in English from UCLA. She is a CFA® charterholder and a CERTIFIED FINANCIAL PLANNER™.

Jeffrey Sarti has been the Adviser’s Chief Executive Officer since 2019 and employed with the Adviser since 2011. Jeffrey’s role is to lead the company’s mission of empowering better investors. This mission focuses on helping clients achieve their financial goals and get the most life out of their wealth, but also on Morton’s employees to help them achieve their personal goals and get the most life out of their careers. Jeffrey earned his Bachelor of Science degree in biology from Stanford University and his MBA in finance from the Anderson School of Business at the University of California, Los Angeles. Jeffrey is a CFA® charterholder.

Sasan Faiz has been the Adviser’s Managing Director of Investments since 2019 and employed with the Adviser since 2008. His primary role includes macroeconomic research as well as fund manager sourcing, diligence and monitoring. Sasan has over three decades of experience in portfolio management, asset allocation and investment analysis. Sasan received both his B.S. and M.S. degrees in Engineering from the University of Michigan.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of Fund shares.

Administrator, Transfer Agent and Accounting Agent

Ultimus Fund Solutions, LLC (“Administrator”), located at 225 Pictoria Drive, Cincinnati, OH 45246 serves as Administrator, Transfer Agent and Accounting Agent. For its services as Administrator, Transfer Agent and Accounting Agent, the Fund pays Administrator the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses.

Custodian

US Bank, with its principal place of business located at 425 Walnut Street, Cincinnati, OH 45202, serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custody Agreement, the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Investment Advisory Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay the fees of any Trustee of the Fund who is affiliated with it.

The Administrator is obligated to pay expenses associated with providing the services contemplated by a Fund Services Administration Agreement (administration and accounting), including compensation of and office space for its officers and employees and administration of the Fund. The Transfer Agent is obligated to pay expenses associated with providing the services contemplated by a Transfer Agency Agreement, including compensation for its officers and employees providing transfer agent services to the Fund.

The Fund pays all other expenses incurred in the operation of the Fund including, among other things, (i) expenses for legal and independent accountants’ services, (ii) costs of printing registration statements, proxies, share certificates, if any, and reports to shareholders, (iii) charges of the Custodian and Transfer Agent in connection with the Fund’s dividend reinvestment plan, (iv) fees and expenses of independent Trustees, (v) membership fees in trade association, (vi) fidelity bond coverage for the Fund’s officers and Trustees, (vii) errors and omissions insurance for the Fund’s officers and Trustees, (viii) brokerage costs, (ix) taxes, (x) costs associated with the Fund’s semi-annual repurchase offers, (xii) distribution and shareholder servicing fees and (xiii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

The Investment Advisory Agreement authorizes the Adviser or its delegate to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Control Persons

A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this Prospectus, no entity or person owned of record or beneficially 25% or more of the outstanding Class I shares of the Predecessor Fund.

DETERMINATION OF NET ASSET VALUE

The NAV of shares of the Fund is determined following the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time, on the last business day of each calendar month. The Fund’s shares will be offered at NAV plus the applicable sales load, if any. The Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund by the total number of shares outstanding. During the continuous offering, the price of the shares will increase or decrease on a monthly basis according to the NAV of the shares.

The Board has adopted procedures pursuant to which the Fund will value its investments (the “Valuation Policy and Procedures”). In accordance with the Valuation Policy and Procedures, the Fund’s portfolio investments for which market quotations are readily available are valued at market value. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the Valuation Policy and Procedures, which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee will fair value portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting systems, independent third-party valuation firms and proprietary information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The valuation of the Fund’s investments is performed in accordance with Rule 2a-5 under the 1940 Act and in conjunction with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”), issued by the Financial Accounting Standards Board. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Valuation Designee. Unobservable inputs reflect the Valuation Designee’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

●	Level 1: Quoted prices in active markets for identical assets or liabilities, accessible at the measurement date.

●	Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

●	Level 3: Unobservable inputs for the asset or liability.

Valuation of Public Securities

The Fund’s portfolio investments for which market quotations are readily available are valued at market value. Market value is generally determined on the basis of official exchange (e.g., NYSE or NASDAQ) closing prices or the last reported sales prices. Portfolio investments listed on more than one exchange will generally be valued at the last quoted sale price on the exchange on which the security is principally traded. Portfolio investments traded on a foreign exchange are valued as of the close of the NYSE at the closing price of such investments in their principal trading market but may be fair valued if subsequent events occurring before the computation of net asset value have materially affected the value of the securities. Trading may take place in foreign investments held by the Fund at times when the Fund is not open for business. To the extent certain of the Fund’s portfolio investments are traded in the over-the-counter market, such investments are valued on the basis of quotations obtained from independent pricing services. If such quotations are not readily available or become unreliable, the Valuation Designee may recommend valuation through other means.

Valuation of Private Funds

The managers or agents of the Private Funds measure their investment assets at fair value and report a NAV per share (or estimate thereof) no less frequently than quarterly (“Underlying NAV”). The Private Funds have generally adopted valuation practices consistent with the valuation standards and techniques established by professional industry associations that advise the private investment community. Such valuation standards seek general application of U.S. Generally Accepted Accounting Principles (GAAP) fair value standards and the engagement of independent valuation advisory firms.

The valuations of the Private Funds have a considerable impact on the Fund’s NAV as a significant portion of the Fund’s assets are intended to be invested in Private Funds. Market and dealer quotations are generally not readily available for the Private Funds in which the Fund invests, and as such, the Fund utilizes Underlying NAVs or other valuation methodologies approved by the Fund’s Board when determining the fair value of the Private Funds. The Fund may also use a third-party valuation specialist to assist in determining fair value of the Private Funds held in the Fund’s portfolio.

Generally, the Adviser will value the Fund’s investment in a Private Fund based on the NAV of the Private Fund, as provided by the Private Fund’s manager or administrator. Prior to investing in any Private Fund, the Adviser will conduct an initial due diligence review of the valuation methodologies utilized by the Private Fund. To the extent necessary, prior to using the NAV provided by a Private Fund for purposes of calculating the Fund’s NAV as of a Valuation Date, the Adviser may conduct testing or request additional documentation, and reconcile the reported NAV to the records of the Private Fund’s third-party administrator to ensure that the NAV obtained from the Private Fund represents fair value. If no Underlying NAV is received from a Private Fund, the Adviser may use the last available price for the Private Fund. Under certain circumstances, Adviser may modify the managers’ valuations based on changes to the Private Fund’s terms or liquidity, or if Adviser does not believe that the reported NAV of a Portfolio Fund is reasonable. The Adviser will maintain documentation supporting a fair value of a Private Fund that is not the reported NAV of the Private Fund.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with the Portfolio Managers’ management of the Fund’s investments, on the one hand, and the investments of other accounts for which the Portfolio Managers are responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific Portfolio Manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any). The Adviser will seek to identify and review conflicts of interest and will take steps to mitigate such conflicts by resolving the conflict, making appropriate disclosure, or obtaining client consent, as necessary. The Adviser has adopted policies and procedures, including ongoing logging and monitoring of existing conflicts, annual assessment of broker selection and execution, required disclosure by employees of potential conflicting outside business activities and periodic reviews of Portfolio Manager compensation arrangements. When necessary, conflicts of interest are reviewed by the Adviser’s management team to ensure they are fully addressed. Additionally, the Adviser has structured its Portfolio Managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

REDEMPTIONS, REPURCHASES AND TRANSFER RESTRICTIONS

No Right of Redemption

As a closed-end management investment company, the Fund differs from open-end management investment companies, (e.g., mutual funds), in that investors in a closed-end fund, such as the Fund, do not have the right to redeem their shares. No public market for shares exists, and none is likely to develop in the future. Shareholders may not be able to liquidate their investments other than as a result of repurchases of shares by the Fund.

Repurchases of Shares

The Fund intends to repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts and on such terms and conditions as the Board of Trustees may determine in its sole discretion. Each such repurchase offer will generally be limited to an amount equal to or less than 15% of the outstanding shares of the Fund. In determining whether the Fund should offer to repurchase shares from shareholders, the Board of Trustees will consider the recommendations of the Adviser as to the size and timing of such an offer, as well as a variety of operational, business and economic factors. In determining whether to accept such a recommendation, the Board of Trustees may consider the following factors, among others:

●	whether any shareholders have requested to tender shares to the Fund;

●	the Adviser’s assessment of shareholder liquidity needs and optimal asset allocations (including those of the Adviser’s investment advisory clients);

●	the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from Private Funds);

●	the investment activities, any asset segregation obligations and reserve requirements of the Fund;

●	the history of the Fund in repurchasing shares;

●	the availability of information as to the value of the Fund’s interests in Private Funds and other assets;

●	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs; and

●	any anticipated tax or regulatory consequences to the Fund of any proposed repurchases of shares.

The Fund will repurchase shares from shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines, in its sole discretion, to be fair to the Fund and to all shareholders. When the Board of Trustees determines that the Fund will repurchase shares, notice will be provided to shareholders (which notice may be provided through publication in a newspaper of national circulation) describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. To the extent that shareholders tender shares that in the aggregate exceed the percentage of the Fund’s outstanding shares specified for repurchase in that repurchase offer, the Fund may repurchase shares tendered by each tendering shareholder in the same proportion that the percentage of the Fund’s outstanding shares specified in the repurchase offer bears to the total shares tendered. For example, if the Fund makes an offer to repurchase up to 5% of its outstanding shares and receives tenders for 10% of its outstanding shares in the aggregate, the Fund may repurchase from each tendering shareholder 50% of the shares tendered by that shareholder.

Although amounts required to be paid by the Fund to repurchase tendered shares from shareholders will generally be paid in cash, the Fund may, in its discretion, pay all or a portion of the amounts due by an in-kind distribution of securities. The Fund expects not to distribute securities in kind except in limited circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on shareholders not tendering shares for repurchase, or if the Fund receives an in-kind distribution from a Private Fund of transferable securities that the Fund cannot liquidate itself prior to making the distribution. The Fund may be limited in its ability to make an in-kind distribution by the Investment Company Act and will only engage in in-kind distributions to the extent permitted by applicable law or any exemptive or other relief obtained from the SEC or its staff. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of shares from shareholders. Any in-kind distribution of securities will be valued in accordance with procedures adopted by the Board of Trustees and will be distributed to all tendering shareholders on a proportional basis.

If the Board of Trustees elects to offer to repurchase shares, the Fund will provide notice of the repurchase offer that explains the terms and conditions of the repurchase (the “Offer”). The Fund will provide the Offer either by mailing such offer to the shareholders’ addresses of record on the books of the Transfer Agent or by publishing the offer in a newspaper with a national circulation. The Offer will be provided at least 20 business days prior to the final date on which the shareholder must notify the Fund that the shareholder has elected to tender shares to the Fund (a “notice date”).

Compulsory Repurchases

The Fund may repurchase the shares, or any portion of them, held by a shareholder or any person acquiring shares from or through a shareholder compulsorily in accordance with the terms of its Declaration of Trust and the 1940 Act, including Rule 23c-2 under the 1940 Act (a “Compulsory Repurchase”). The Board of Trustees may determine to compulsorily redeem a shareholder’s shares if it determines, in its sole discretion, that:

●	the shares have been transferred in violation of the Declaration of Trust or Bylaws;

●	ownership of the shares by a shareholder or other person is likely to cause the Fund to be in violation of, or subject the Fund to new or additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

●	continued ownership of the shares by a shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences; or

●	any of the representations and warranties made by a shareholder or other person in connection with the acquisition of shares was not true when made or has ceased to be true.

Any Compulsory Repurchase for less than all of the shares of the Fund shall be made in such a manner as will not discriminate unfairly against any holder of the shares. In the event that the Board of Trustees determines that the Fund should, without the consent of the shareholder, repurchase the shares of such shareholder, or any person acquiring shares from or through the shareholder, such repurchases will be subject to the following repurchase mechanism unless otherwise determined by the Board of Trustees:

●	shares (or portions thereof) will be valued as of the “Compulsory Repurchase Valuation Date” (which date, unless otherwise determined by the Board of Trustees, shall be the last business day of the month in which the Fund intends to repurchase the shares);

●	promptly after the Board of Trustees determines that the Fund should repurchase the shares of a shareholder, or any person acquiring shares from or through a shareholder, pursuant to the authority granted in the Declaration of Trust or Bylaws, the Fund will give to such person whose shares (or portion thereof) have been called for repurchase (a “Compulsorily Repurchased Shareholder”) notice of the Fund’s intent to repurchase the shares and the expected Compulsory Repurchase Valuation Date for such shares;

●	promptly after the Compulsory Repurchase Valuation Date, the Fund will pay 95% of the value of all shares owned by a Compulsorily Repurchased Shareholder. This amount will be subject to adjustment after completion of the annual audit of the Fund’s financial statements for the fiscal year in which the Compulsory Repurchase is effective, and any balance due will be paid promptly after completion of the Fund’s audit.

Transfer Restrictions

There is no public market for the Fund’s shares, and none is expected to develop. The Fund does not list its shares on a stock exchange or similar market. Shares are transferable only in limited circumstances as described below, and liquidity for investments in shares may be provided only through periodic repurchase offers by the Fund. If a shareholder attempts to transfer shares in violation of the Fund’s transfer restrictions, the transfer will not be permitted and will be void. An investment in the Fund is, therefore, suitable only for investors that can bear the risks associated with the limited liquidity of shares and should be viewed as a long-term investment.

Except as otherwise described below, no person may become a substituted shareholder without the written consent of the Fund. Shares held by a shareholder may be transferred (including any pledge or assignment of shares) only:

●	by operation of law as a result of the death, divorce, bankruptcy, insolvency, adjudicated incompetence, dissolution, merger, reorganization or termination of the shareholder; or

●	with the written consent of the Fund, which may be withheld in the sole discretion of the Board of Trustees or its delegate.

Notice to the Fund of any proposed transfer of shares must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any investor (or investor’s beneficial owners in certain circumstances) be an accredited investor. Notice of a proposed transfer of shares must also be accompanied by a properly completed subscription agreement in respect of the proposed transferee. The Fund generally will not consent to a transfer of shares by a shareholder if, after the transfer of the shares, the balance of the account of any transferee or the transferor would be less than $20,000 (or any lower amount set by the Board of Trustees). In addition, any shares transferred by operation of law so that the balance of the account of any transferee or the transferor is less than $25,000 (or any lower amount set by the Board of Trustees) will be subject to repurchase by the Fund. A shareholder transferring shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund or the Transfer Agent in connection with the transfer. In connection with any request to transfer shares, the Fund may require the shareholder requesting the transfer to obtain, at the shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

The Fund reserves the right to revise the transfer restrictions on the shares at any time upon thirty (30) days’ notice to shareholders.

In subscribing for shares, a shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Adviser and each other shareholder and any of their respective affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that shareholder in violation of the Declaration of Trust, Bylaws or policies adopted by the Board of Trustees or any misrepresentation made by that shareholder or a substituted shareholder in connection with any such transfer.

DISTRIBUTION POLICY AND DIVIDEND REINVESTMENT PLAN

Quarterly Distribution Policy

The Fund’s distribution policy is to make quarterly distributions to shareholders. The distribution rate may be modified by the Board from time to time. All or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. Although such distributions are not currently taxable, such distributions will have the effect of lowering a shareholder’s tax basis in the shares which will result in a higher tax liability when the shares are sold, even if they have not increased in value, or, in fact, have lost value. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See “Dividend Reinvestment Plan.”

The quarterly distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Please refer to the Fund’s most recent Section 19(a) notice, available at 83igfunds.com, for additional information regarding the composition of distributions. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the quarterly distribution policy from time to time.

Dividend Reinvestment Plan

The Fund will operate under a dividend reinvestment plan administered by the Transfer Agent. Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the dividend reinvestment plan, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should notify the Transfer Agent in writing at 83 Investment Group Income Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, OH 45246 or Via Overnight Mail: 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246. Under the dividend reinvestment plan, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment plan. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment plan, the Transfer Agent will administer the dividend reinvestment plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment plan.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the dividend reinvestment plan. There is no direct service charge to participants with regard to purchases under the dividend reinvestment plan; however, the Fund reserves the right to amend the dividend reinvestment plan to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment plan should be directed to the Transfer Agent at 83 Investment Group Income Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, OH 45246 or Via Overnight Mail: 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246. Certain transactions can be performed by calling the toll-free number 833-701-4393.

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, is intended for U.S. shareholders, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state, local or foreign tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements. Shareholders will not be subject to the alternative minimum tax.

Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment plan. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested, pursuant to the policy, in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions and any other distributions.

The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Cost Basis Reporting

The Fund has chosen the First -In, First-Out (FIFO) method as its default tax lot identification method for all shareholders. The Fund’s standing tax lot identification method is the method by which shares will be reported on a shareholder’s Consolidated Form 1099 if you do not select a specific tax lot identification method. A shareholder may choose a method different from the Fund’s standing method and will be able to do so at the time of purchase or upon the repurchase of Fund shares.

Taxation of Foreign Shareholders

Because of the fact-specific impact of the applicable U.S. tax rules and their interaction with tax treaties, shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates or foreign corporations (“foreign shareholders”) as defined in the Code are urged to consult their own tax advisers regarding the U.S. federal tax consequences of the holding, sale, exchange or other disposition of the Fund’s shares. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

Generally, a foreign shareholder will be subject to U.S. federal income tax on distributions received from the Fund or upon dispositions of Shares if the Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income may be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the foreign shareholder), which tax generally is withheld from such distributions by the Fund. All foreign shareholders should consult their tax advisers to determine the appropriate tax forms to provide to the Fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

Capital gain dividends and any amounts retained by the Fund that are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or applicable lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Notwithstanding the foregoing, properly reported dividends generally are exempt from U.S. withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% equity holder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing the correct IRS Form W-8). In the case of Fund shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. If a repurchase of a shareholder’s shares by the Fund does not qualify for sale or exchange treatment, the shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a taxable dividend, a tax-free dividend, or capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the shareholder’s tax basis in the relevant Fund shares repurchased. If the repurchase qualifies as a sale or exchange, the shareholder generally will realize capital gain or loss equal to the difference between the amount received in exchange for the repurchased shares and the adjusted tax basis of those shares.

Any capital gain that a foreign shareholder realizes upon a repurchase of Fund shares or otherwise upon a sale or exchange of Fund shares will ordinarily be exempt from U.S. tax unless (i) in the case of a foreign shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign shareholder held such Fund shares and the five-year period ending on the date of the disposition of those shares, the Fund was a “United States real property holding corporation” (as such term is defined in the Code) and the foreign shareholder actually or constructively held more than 5% of the Fund’s shares.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund that are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Fund shares will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations, and such taxable amounts may subject a foreign shareholder to U.S. tax filing obligations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a foreign shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the foreign shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption.

FATCA. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on August 23, 2024. The Fund’s Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares. The Fund does not intend to hold annual meetings of its shareholders.

The following table shows the amounts of Fund shares that have been authorized and are outstanding as of the date of this prospectus:

Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Excluding Amount Held by Fund or for its Account
Class I Shares	Unlimited	None	None

Shares

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. Each share of the Fund represents an equal proportionate interest in the assets of the Fund with each other share in the Fund. Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board. The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the Fund. See “Dividend Reinvestment Plan.” The 1940 Act may limit the payment of dividends to the holders of shares. Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. The Transfer Agent will maintain an account for each shareholder upon which the registration of shares is recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office with or without cause only by a written instrument signed by a majority of the remaining Trustees. The 1940 Act does not provide shareholders with an affirmative right to remove a Trustee. Furthermore, the Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation.

The Declaration of Trust also includes provisions permitting a shareholder to bring a derivative action only if he or she makes a written pre-suit demand upon the Board to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed for the reasons enumerated in the Declaration of Trust. In addition, the Declaration of Trust requires holders of at least10% of the shares to join in any such action. Further, the Declaration of Trust requires that the shareholder making a pre-suit demand on the Board may be required to undertake to reimburse the Fund for the expense of any advisers the Board hires in its investigation of the demand in the event that the Board determines not to bring the action. For any pre-suit demands, the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. However, none of these provisions regarding derivative actions applies to claims arising under federal securities laws.

In addition, the Declaration of Trust includes provisions that the Trustees shall, to the maximum extent permitted by law, owe no fiduciary duties to the Trust or the Shareholders and that the liability of Trustees, officers, agents or employees of the Trust shall have no liability to the Trust or the Shareholders except for his own willful misfeasance (within the meaning of Section 17(h) of the 1940 Act), bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, and shall not be liable for errors of judgment or mistakes of fact or law. However, none of these provisions regarding the standard of care or limitation of liability of Trustees shall apply to, or in any way limit, the duties of the Trustees, including state law fiduciary duties, duties of loyalty and care, or liabilities of the Trustees with respect to matters arising under federal securities laws.

The Declaration of Trust includes an exclusive state forum provision that requires any shareholder suit, action or proceeding be brought exclusively in the State of Delaware. Such a provision means that shareholders may have to bring suit in an inconvenient and less favorable forum. This provision does not apply to claims arising under federal securities laws. Shareholders may also waive their right to a jury trial.

Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

PLAN OF DISTRIBUTION

Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions. The Distributor is an affiliate of the Administrator. The Fund’s shares are offered for sale through the Distributor at NAV plus the applicable sales load, if any. The Distributor also may enter into agreements with financial intermediaries for the sale and servicing of the Fund’s shares. In reliance on Rule 415, the Fund intends to offer to sell an unlimited number of its shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares. Class I shares are not currently subject to a Distribution Fee.

The Adviser or its affiliates, in the Adviser’s discretion and from their own resources, may pay additional compensation to financial intermediaries in connection with the sale and servicing of Fund shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a financial intermediaries’ registered representatives, placement on a list of investment options offered by a financial intermediary, or the ability to assist in training and educating the financial intermediaries. The Additional Compensation may differ among financial intermediaries in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, based on the aggregate value of outstanding shares held by shareholders introduced by the financial intermediary, or determined in some other manner. The receipt of Additional Compensation by a selling financial intermediary may create potential conflicts of interest between an investor and its financial intermediary who is recommending the Fund over other potential investments. Additionally, the Fund may pay a servicing fee to Intermediaries for providing ongoing services in respect of shareholders of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Transfer Agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Adviser may reasonably request.

The Fund and the Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Distributor may be required to make because of any of those liabilities. The liabilities include those relating to performing services or duties pursuant to any instruction, notice or other instrument that Distributor reasonably believes to be genuine and to have been signed or presented by a duly authorized representative of the Fund; operating under its own initiative, in good faith and in accordance with the standard of care set forth herein, in performing its duties or the services under the Distribution Agreement; any default, damages, costs, loss of data or documents, errors, delay, or other loss whatsoever caused by events beyond Distributor’s reasonable control; and any error, action or omission by the Fund. The liabilities also include those arising directly or indirectly out of (1) the Fund or Adviser’s failure to exercise the standard of care set forth in the Distribution Agreement unless such liabilities were caused in part by the Distributor’s own willful misfeasance, bad faith or gross negligence; (2) any violation of applicable law by the Fund or Adviser or its affiliated persons or agents relating to the Distribution Agreement and the activities hereunder; and (3) any material breach by the Fund or Adviser or its affiliated persons or agents of the Distribution Agreement. The Distributor may, from time to time, perform services for the Adviser and its affiliates in the ordinary course of business.

Prior to the initial public offering of shares, the Adviser purchased shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

Purchasing Shares

Investors may purchase shares directly from the Fund on a monthly basis in accordance with the instructions below. Shares may be purchased on the first business day of each month (a “Subscription Date”) at NAV plus any applicable sales load. The Fund will execute orders in accordance with Section 23(b) of the 1940 Act. The Fund will normally accept funds received on any business day if they are received by the Fund’s Transfer Agent before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business. Any funds received before a Subscription Date will be held in a non-interest-bearing demand deposit account until wired by the Transfer Agent to the Custodian on the next Subscription Date. All subscriptions for shares must be received at least three business days before a Subscription Date before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business to be included in subscriptions for such Subscription Date. The Fund may waive this deadline in its discretion until such Subscription Date. Investors may revoke a subscription request up until three business days before a Subscription Date before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business by stating their desire to revoke a subscription request by mail in accordance with the instructions below regarding purchasing shares by mail. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by the Transfer Agent. The returned check and stop payment fee is currently $25. Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders; such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. Orders will be priced at the appropriate price computed on the next Subscription Date after it is received by a Financial Intermediary, authorized broker or the broker’s authorized designee and accepted by the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries, brokers or agents may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund and for forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to 83 Investment Group Income Fund to:

83 Investment Group Income Fund
c/o Ultimus Fund Solutions, LLC
Via Regular Mail:

P.O. Box 46707

Cincinnati, OH 45246

Via Overnight Mail:

225 Pictoria Dr., Suite 450

Cincinnati, OH 45246

All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash, money orders or cashier’s checks. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, post-dated online bill pay checks or any conditional purchase order or payment.

The Transfer Agent will charge a $25.00 fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned.

By Email

To make an initial purchase by email, complete an account application and email the application to alternatives@mortonwealth.com, and wire funds in accordance with the instructions below.

By Wire — Initial Investment

To make an initial investment in the Fund, the Transfer Agent must receive a completed account application before an investor wires funds. Investors may mail, email, or overnight deliver an account application to the Transfer Agent or send a facsimile to 402-963-9094. Upon receipt of the completed account application, the Transfer Agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at 833-701-4393 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds on a Subscription Date if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

By Wire — Subsequent Investments

Before sending a wire, investors must contact Transfer Agent to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. The Fund, and its agents, including the Transfer Agent and Custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Purchase Terms

The minimum initial purchase for Class I shares by an investor is $50,000. The Fund reserves the right to waive the investment minimum to no less than $25,000. The Fund may permit a financial intermediary to waive the initial minimum per shareholder for Class I shares to no less than $25,000 in the following situations: broker-dealers purchasing fund shares for clients in broker-sponsored discretionary fee-based advisory programs; financial intermediaries with clients of a registered investment adviser (RIA) purchasing fund shares in fee based advisory accounts with a $50,000 aggregated initial investment across multiple clients; and certain other situations deemed appropriate by the Fund. The Fund also reserves the right to waive the investment minimum to less than $25,000 under the following circumstances: (1) as to employees, officers or trustees of the Fund (including retired officers and trustees), the Adviser or their affiliates and their immediate family members; and (2) by the Fund based on its consideration of the investor’s overall relationship with the Adviser or selling agent, including consideration of the aggregate value of all accounts of clients of a selling agent investing in the Fund for purposes of satisfying the minimum investment amount. The Fund’s Class I shares are offered for sale through its Distributor at the net asset value on a Subscription Date. The price of the shares during the Fund’s continuous offering on a monthly basis will fluctuate over time with the net asset value of the shares.

Class I Shares

Class I shares will be sold at the prevailing NAV per Class I share and are not subject to any upfront sales charge. The Class I shares are not subject to a Distribution Fee or contingent deferred sales charges. Class I shares may only be available through certain financial intermediaries. Because the Class I shares of the Fund are sold at the prevailing NAV per Class I share without an upfront sales charge, the entire amount of your purchase is invested immediately. However, for all accounts, Class I shares require a minimum investment of $50,000. The Fund reserves the right to waive investment minimums to no less than $25,000. Subsequent investments in Class I shares may be made with at least $25,000, which the Fund reserves the right to waive.

LEGAL MATTERS

Certain legal matters in connection with the shares will be passed upon for the Fund by DLA Piper LLP, 1201 West Peachtree Street, Suite 2900, Atlanta, Georgia 30309.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, a shareholder must call 833-701-4393 to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. Cohen & Company, Ltd. is located at 8101 E Prentice Ave., Suite 750 Greenwood Village, Colorado 80111.

ADDITIONAL INFORMATION

The prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file Nos. 333-281984 and 811-24001). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

PRIVACY NOTICE
FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■	Social Security number	■	Purchase History
	■	Assets	■	Account Balances
	■	Retirement Assets	■	Account Transactions
	■	Transaction History	■	Wire Transfer Instructions
	■	Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons chosen to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1- 833-701-4393

Who we are
Who is providing this notice?	The Fund
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?	We collect your personal information, for example, when you
	■	Open an account
	■	Provide account information
	■	Give us your contact information
	■	Make deposits or withdrawals from your account
	■	Make a wire transfer
	■	Tell us where to send the money
	■	Tells us who receives the money
	■	Show your government-issued ID
	■	Show your driver’s license
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	■	Sharing for affiliates’ everyday business purposes – information about your creditworthiness
	■	Affiliates from using your information to market to you
	■	Sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	■	The Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
	■	The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	■	The Fund does not jointly market.

83 Investment Group Income Fund

Class I Shares of Beneficial Interest

[___], 2024

Investment Adviser
M83 Investment Group, LLC

All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a prospectus in accordance with the terms of the dealers’ agreements with the Fund’s Distributor.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

APPENDIX A

INVESTOR QUALIFICATIONS

In order to be eligible to purchase shares of the Fund, a prospective investor must qualify as an “Accredited Investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) by meeting one of the following eligibility criteria. The prospective investor is an Accredited Investor if it is:

(1) a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

(2) a broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended;

(3) any investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state;

(4) any investment adviser relying on the exemption from registering with the Commission under section 203(l) or (m) of the Investment Advisers Act of 1940;

(5) an insurance company as defined in Section 2(13) of the Securities Act;

(6) an investment company registered under the United States Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “Investment Company Act”);

(7) a business development company as defined in Section 2(a)(48) of the Investment Company Act;

(8) a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the United States Small Business Investment Act of 1958, as amended;

(9) any Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act;

(10) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

(11) an employee benefit plan within the meaning of Title I of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and (A) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, (B) the employee benefit plan has total assets in excess of $5,000,000, or (C) such plan is a self-directed plan with investment decisions made solely by persons that are Accredited Investors;

(12) a private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “Investment Advisers Act”);

(13) one of the following entities which was not formed for the specific purpose of making an investment in the Fund and which has total assets in excess of $5,000,000: (A) a corporation, limited liability company or partnership; (B) an organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended; or (C) a Massachusetts or similar business trust;

(14) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring shares of the Fund, whose purchase of the shares offered is directed by a person with such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in such shares;

(15) a company (including its directors, partners, members, managers, trustees, and employees acting within the scope of their position or employment) that: (1) has no clients other than family clients; provided that if a person that is not a family client becomes a client of the family office as a result of the death of a family member or key employee or other involuntary transfer from a family member or key employee, that person shall be deemed to be a family client for purposes of this section for one year following the completion of the transfer of legal title to the assets resulting from the involuntary event; (2) is wholly owned by family clients and is exclusively controlled (directly or indirectly) by one or more family members and/or family entities; and (3) does not hold itself out to the public as an investment adviser (a “family office”): (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring shares in the Fund, and (iii) whose investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

A-1

(16) any family client of a family office meeting the requirements above and whose investment in the Fund is directed by such family office;

(17) any other entity, of a type not listed above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000;

(18) an irrevocable trust (a) that is a grantor trust for federal tax purposes and the grantor(s) is/are the sole source of funding; (b) where all of the grantors are Accredited Investors, (c) where the grantor(s) would be taxed on all income of the trust and sales of trust assets during at least the first 15 years following the investment, (d) where the grantor(s) is/are the trustee(s) with sole investment discretion, (e) where the entire amount of the grantor’s(s’) contribution plus a rate of return would be paid to the grantor prior to any other payments, (f) that was established by the grantor(s) for estate planning purposes, and (g) where creditors of the grantor(s) would be able to reach the grantor’s(s’) interest in the trust;

(19) a natural person whose individual net worth1 (or aggregate net worth with such person’s spouse or a cohabitant occupying a relationship generally equivalent to that of a spouse (“spousal equivalent”)) exceeds $1,000,000;2

(20) a natural person who had an individual income3 in excess of $200,000 in each of the two most recent years and who reasonably expects to have an individual income in excess of $200,000 in the current year, or who had joint income4 in excess of $300,000 in each of the two most recent years and who reasonably expects to have joint income in excess of $300,000 in the current year;5

(21) a director, executive officer, or general partner of the Fund; or

(22) a natural person holding in good standing one or more of the following professional certifications or designations or credentials from an accredited educational institution: Series 7, Series 65, or Series 82 licenses;

(23) an employee of the Fund (other than an employee performing solely clerical, secretarial or administrative functions with regard to such company or its investments) who, in connection with his or her regular functions or duties, participates in the investment activities of the Fund, or other investment companies the investment activities of which are managed by such employee of the Fund; provided that such employee has been performing such functions and duties for or on behalf of the Fund, or substantially similar functions or duties for or on behalf of another company for at least 12 months; or

(24) an entity in which all of the equity owners are Accredited Investors.

[1]	For purposes of this item, “net worth” means the excess of total assets at fair market value, including cash, stock, securities, personal property and real estate (other than your primary residence), over total liabilities (other than a mortgage or other debt secured by your primary residence). In the event that the amount of any mortgage or other indebtedness secured by your primary residence exceeds the fair market value of the residence, that excess liability should also be deducted from your net worth. Any mortgage or indebtedness secured by your primary residence incurred within 60 days before the time of the sale of the securities offered hereunder, other than as a result of the acquisition of the primary residence, shall also be deducted from your net worth.
[2]	Legislation also authorizes the SEC to make further adjustments to the net worth test during and after 2014. Investors who qualify to acquire shares of the Fund will be allowed to continue to hold such shares even if qualifying standards increase.
[3]	For purposes of this item, “individual income” means adjusted gross income, as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax-exempt interest income under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), received; (ii) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040; (iii) any deduction claimed for depletion under Section 611 et seq. of the Code; (iv) amounts contributed to an Individual Retirement Account (as defined in the Code) or Keogh retirement plan; (v) alimony paid; (vi) any elective contributions to a cash or deferred arrangement under Section 401(k) of the Code; and (vii) for applicable taxable years, any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code.
[4]	For purposes of this item, “joint income” means adjusted gross income as reported for U.S. federal income tax purposes, including any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax-exempt interest income under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), received; (ii) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040; (iii) any deduction claimed for depletion under Section 611 et seq. of the Code; (iv) amounts contributed to an Individual Retirement Account (as defined in the Code) or Keogh retirement plan; (v) alimony paid; (vi) any elective contributions to a cash or deferred arrangement under Section 401(k) of the Code; and (vii) for applicable taxable years, any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code.
[5]	Legislation also authorizes the SEC to make adjustments to the income test once the SEC conducts appropriate rule- making. Investors who qualify to acquire shares of the Fund will be allowed to continue to hold such shares even if qualifying standards increase.

A-2

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

[___], 2024

83 INVESTMENT GROUP INCOME FUND

Class I Shares of Beneficial Interest

Principal Executive Offices

27200 Agoura Road, Suite 200, Calabasas, CA 91301

833-701-4393

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the Class I prospectus of 83 Investment Group Income Fund (the “Fund” or the “Trust”), dated [___], 2024 (the “Prospectus”), as it may be supplemented from time to time. The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 833-701-4393 or by visiting 83igfunds.com. Information on the website is not incorporated herein by reference. The Fund’s filings with the SEC also are available to the public on the SEC’s Internet web site at https://www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

i

GENERAL INFORMATION AND HISTORY

The Fund is a non-diversified, closed-end management investment company. It is continuously offered on a monthly basis. The Fund was organized as a Delaware statutory trust on August 23, 2024. The Fund’s principal office is located at c/o M83 Investment Group, LLC, 27200 Agoura Road, Suite 200, Calabasas, CA 91301, and its telephone number is 833-701-4393. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. The Fund acquired all of the assets and liabilities of the M83 Income Fund, LLC (the “Predecessor Fund”), a private fund that was converted into the Fund, in a tax-free reorganization on December 31, 2024 (the “Reorganization”). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for Class I shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Predecessor Fund was managed by the same investment adviser as the Fund, M83 Investment Group, LLC (the “Adviser”).

Certain additional investment information is set forth below. The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive or conversion rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund currently offers one share class, Class I shares. The Board of Trustees of the Fund (the “Board” or the “Trustees”) may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s primary investment objective is to gain exposure to credit-related assets with low correlation to traditional markets. Its secondary objective is to generate current income that represents an attractive return relative to the risk being taken.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1)	Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2)	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33 1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

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(3)	Purchase securities on margin, but may sell securities short and write call options.

(4)	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

(5)	Invest more than 25% of the market value of its assets in the securities of companies or entities engaged in any one industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities, as well as to investments in investment companies that primarily invest in such securities.

(6)	Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7)	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent the Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts.

(8)	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

For purposes of the Fund’s concentration policy, if the Fund invests in one or more investment companies, the Fund will examine the holdings of such investment companies to ensure that the Fund is not indirectly concentrating its investments in a particular industry or group of industries.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of a Fund’s investment portfolio, resulting from changes in the value of a Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Certain Portfolio Securities and Other Operating Policies

As discussed in the Prospectus, the Fund seeks to achieve its investment objectives by investing, directly or indirectly, in income-generating, credit-related investments. The Fund will invest primarily with private fund managers that pursue various credit-related strategies either directly into their funds or through co-investment opportunities offered by such managers (collectively, “Private Funds”). The Private Funds are typically domestic and foreign privately-held investment vehicles that deploy capital outside of traditional stock and bond markets. These investments typically aim to pay current distributions or accrue income over time. Investments will typically be focused in the private lending space with a particular emphasis on asset-based lending and countercyclical lending strategies. The Fund will invest across multiple strategies with varying levels of credit quality, including distressed or defaulted positions. Private Funds will have varying levels of liquidity, with the ability to gate or limit liquidity during periods of market turbulence or uncertainty. With an aim to manage the liquidity needs of the Fund, the Manager may also invest directly in public securities, credit strategies, including, but not limited to, public debt and structured credit, and indirectly through registered funds. The Fund will seek to build a portfolio of 4 to 7 core investments in Private Funds that primarily originate and hold diversified pools of private loans. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful. The Adviser is responsible for allocating the Fund’s assets among various securities using its investment strategies, subject to policies adopted by the Board. Additional information regarding the types of securities and financial instruments is set forth below.

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Equity Securities

The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

A Private Fund may invest in equity securities without restriction. These investments may include securities of companies with small- to medium-sized market capitalizations, including micro-cap companies and growth stage companies. The securities of certain companies, particularly smaller-capitalization companies, involve higher risks in some respects than do investments in securities of larger companies. For example, prices of small-capitalization and even medium- capitalization stocks are often more volatile than prices of large-capitalization stocks, and the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to investors) is higher than for larger, “blue-chip” companies. In addition, due to thin trading in the securities of some small- capitalization companies, an investment in those companies may be deemed illiquid.

Fixed-Income Securities

Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

A Private Fund may invest in both investment grade and non-investment grade debt securities (commonly referred to as “junk bonds”) and unrated securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (each, a “Rating Agency”) in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by the Adviser to be of comparable quality.

Non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

Investment Companies

The Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, the Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets of investment companies in the aggregate. Investments by the Funds in other investment companies entail a number of risks unique to a fund of funds structure. These risks include the following:

Multiple Layers of Fees. By investing in other investment companies indirectly through the Funds, prospective investors will directly bear the fees and expenses of the Funds’ Advisor and indirectly bear the fees and expenses of other investment companies and other investment companies’ managers as well. As such, this multiple or duplicative layer of fees will increase the cost of investments in the Funds.

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Lack of Transparency. The Advisor will not be able to monitor the investment activities of the other investment companies on a continuous basis and the other investment companies may use investment strategies that differ from its past practices and are not fully disclosed to the Advisor and that involve risks that are not anticipated by the Advisor. The Funds have no control over the risks taken by the underlying investment companies in which they invest.

Valuation of Investment Companies. Although the Advisor will attempt to review the valuation procedures used by other investment companies’ managers, the Advisor will have little or no means of independently verifying valuations of the Funds’ investments in investment companies and valuations of the underlying securities held by other investment companies. As such, the Advisor will rely significantly on valuations of other investment companies and the securities underlying other investment companies that are reported by other investment companies’ managers. In the event that such valuations prove to be inaccurate, the net asset value (“NAV”) of the Funds could be adversely impacted and an investor could incur a loss of investment in the Funds.

Illiquidity of Investments by and In Other Investment Companies. Other investment companies may invest in securities that are not registered, are subject to legal or other restrictions on transfer, or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and restricted securities may sell at prices that are lower than similar securities that are not subject to legal restrictions on resale. Further, the Funds may not be able to redeem their interests in other investment companies’ securities that it has purchased in a timely manner. If adverse market conditions were to develop during any period in which the Funds are unable to redeem interests in other investment companies, the Funds may suffer losses as a result of this illiquidity. As such, the lack of liquidity and volatility of restricted securities held by other investment companies could adversely affect the value of the other investment companies. Any such losses could adversely affect the value of the Funds’ investments and an investor could incur a loss of investment in the Funds.

Lack of Control. Although the Funds and the Advisor will evaluate regularly other investment companies to determine whether their investment programs are consistent with the Funds’ investment objective, the Advisor will not have any control over the investments made by other investment companies. Even though other investment companies are subject to certain constraints, the investment advisor to each such investment company may change aspects of their investment strategies at any time. The Advisor will not have the ability to control or influence the composition of the investment portfolio of other investment companies.

Lack of Diversification. There is no requirement that the underlying investments held by other investment companies be diversified. As such, other investment companies’ managers may target or concentrate other investment companies’ investments in specific markets, sectors, or types of securities. As a result, investments made by other investment companies are subject to greater volatility as a result of this concentration than if the other investment companies had non-concentrated and diversified portfolios of investments. Thus, the Funds’ portfolios (and by extension the value of an investment in the Funds) may therefore be subject to greater risk than the portfolio of a similar fund with investments in diversified investment companies.

Use of Leverage. The other investment companies may utilize leverage (i.e., borrowing) to acquire their underlying portfolio investments. When other investment companies borrow money or otherwise leverage their portfolio of investments, doing so may exaggerate changes in the NAV of the shares of the other investment companies and in the return on the other investment companies’ investments. Borrowing will also cost other investment companies interest expense and other fees. As such, the value of the Funds’ investments in other investment companies may be more volatile and all other risks (including the risk of loss of an investment in other investment companies) tend to be compounded or magnified. As a result, any losses suffered by other investment companies as a result of their use of leverage could adversely affect the value of the Fund’s investments and an investor could incur a loss of investment in the Funds.

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Foreign Securities

The Fund may invest, directly or indirectly, in non-U.S. infrastructure companies and other foreign securities. Purchases of foreign securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Emerging Markets Securities

The Fund may invest, directly or indirectly, in issuers domiciled in emerging markets. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Money Market Instruments

The Fund may invest, for defensive or diversification purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Fund or the Adviser deems appropriate under the circumstances. Pending allocation of the offering proceeds of this offering and thereafter, from time to time, the Fund also may invest in these instruments and other investment vehicles. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation (the “FDIC”), and repurchase agreements.

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Special Investment Techniques

A Private Fund may use a variety of special investment techniques as more fully discussed below to hedge a portion of a Private Fund’s investment portfolio against various risks or other factors that generally affect the values of securities. A Private Fund may also use these techniques for non-hedging purposes in pursuing its investment objective. These techniques may involve the use of derivative transactions. The techniques a Private Fund may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that a Private Fund may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that a Private Fund may suffer losses as a result of its hedging activities.

Derivatives

The Fund may engage in transactions involving options and futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk. By using derivatives, the Fund may be permitted to increase or decrease the level of risk, or change the character of the risk, to which the portfolio is exposed.

A small investment in derivatives could have a substantial impact on the Fund’s performance. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant and rapid changes in the prices for derivatives. If the Fund were to invest in derivatives at an inopportune time, or the Adviser evaluates market conditions incorrectly, the Fund’s derivative investment could negatively impact the Fund’s return, or result in a loss. In addition, the Fund could experience a loss if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

Options and Futures. The Fund may engage in the use of options and futures contracts, so-called “synthetic” options, including options on baskets of specific securities, or other derivative instruments written by broker-dealers or other financial intermediaries. These transactions may be effected on securities exchanges or in the over-the-counter (“OTC”) market, or they may be negotiated directly with counterparties. In cases where instruments are purchased OTC or negotiated directly with counterparties, the Fund is subject to the risk that the counterparty will be unable or unwilling to perform its obligations under the contract. These transactions may also be illiquid and, if so, it might be difficult to close out a position.

The Fund may purchase call and put options on specific securities. The Fund may also write and sell covered or uncovered call options for both hedging purposes and to pursue the Fund’s investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated price at any time before the option expires. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated price at any time before the option expires.

In a covered call option, the Fund owns the underlying security. The sale of such an option exposes the Fund to a potential loss of opportunity to realize appreciation in the market price of the underlying security during the term of the option. Using covered call options might expose the Fund to other risks, as well. For example, the Fund might be required to continue holding a security that the Fund might otherwise have sold to protect against depreciation in the market price of the security.

When writing options, the Fund may close its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. If the amount paid to purchase an option is less or more than the amount received from the sale, the Fund will, accordingly, realize a profit or loss. To close out a position as a purchaser of an option, the Fund would liquidate the position by selling the option previously purchased.

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The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”) by the Fund could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, the Fund intends to conduct its operations to avoid regulation as a commodity pool. The CFTC eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to such company claims an exclusion from regulation as a commodity pool operator. If the Fund were to use derivatives subject to regulation by the CFTC in connection with its management of the Fund, the Adviser will claim such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”). Therefore, it would not be subject to the registration and regulatory requirements of the CEA.

Successful use of futures also is subject to the Adviser’s ability to correctly predict movements in the relevant market. To the extent that a transaction is entered into for hedging purposes, successful use is also subject to the Adviser’s ability to evaluate the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund may also purchase and sell stock index futures contracts. A stock index futures contract obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract, multiplied by the difference between the settlement price of the contract on the contract’s last trading day, and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day. The Fund may purchase and sell interest rate futures contracts, which represent obligations to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options on Securities Indexes. The Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the OTC market for hedging or speculative purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use of options on stock indexes will be subject to the Adviser’s ability to correctly evaluate movements in the stock market generally, or of a particular industry or market segment.

Swap Agreements. The Fund may enter into a variety of swap agreements, including equity, interest rate, and index swap agreements. The Fund is not limited to any particular form of swap agreement if the Adviser determines that other forms are consistent with the Fund’s investment objectives and policies. Swap agreements are contracts entered into by two parties (primarily institutional investors) for periods ranging from a few weeks to more than a year. In a standard swap transaction, the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Additional forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor (or vice versa) in an attempt to protect itself against interest rate movements exceeding certain minimum or maximum levels.

Generally, the Fund’s obligations (or rights) under a swap agreement will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by the parties. The risk of loss is limited to the net amount of interest payments that a party is contractually required to make. As such, if the counterparty to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that it is entitled to receive.

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Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S., the European Union and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a transaction involving those swaps (“cleared derivatives”), the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of a clearing house and only clearing members can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In addition, U.S. regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared OTC derivatives transactions. It is expected that these regulations will have a material impact on the Fund’s use of uncleared derivatives. These rules will impose minimum margin requirements on derivatives transactions between the Fund and its swap counterparties and may increase the amount of margin the Fund is required to provide. They will impose regulatory requirements on the timing of transferring margin, which may accelerate the Fund’s current margin process. They will also effectively require changes to typical derivatives margin documentation. Such requirements could increase the amount of margin the Fund needs to provide in connection with uncleared derivatives transactions and, therefore, make such transactions more expensive.

The SEC has also issued a rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the rule could, among other things, restrict the Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that the Fund may be unable to implement its investment strategy. These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Fund, since the Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than it has historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. These regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new mechanisms will achieve that result.

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Leverage

A Private Fund may leverage a Private Fund through (i) borrowings, (ii) swap agreements, options or other derivative instruments, (iii) use of short sales, or (iv) a combination of these methods. The financing entity or counterparty on any swap, option or other derivative instrument may be any entity or institution which an investment manager determines to be creditworthy.

As a result of this leverage, a relatively small movement in the spread relationship between the securities and commodities interests a Private Fund indirectly owns and those which it has indirectly sold short may result in substantial losses.

Short Sales

The Fund and the Private Funds may engage in short selling. A short sale is a transaction in which a party sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. When a party makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The party is required to make a margin deposit in connection with such short sales; the party may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the party covers the short position, the party will incur a loss; conversely, if the price declines, the party will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, a Private Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis. This means that delivery and payment occur a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are determined when a Private Fund enters into the commitment, but a Private Fund does not make payment until it receives delivery from the counterparty. A Private Fund may, if it is deemed advisable, sell the securities after it commits to a purchase but before delivery and settlement takes place.

Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes (either real or anticipated) in the level of interest rates. Purchasing securities on a when-issued or delayed delivery basis can present the risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Private Fund is fully, or almost fully invested, results in a form of leverage and may cause greater fluctuation in the value of the net assets of a Private Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered, and that the purchaser of securities sold by a Private Fund on a forward basis will not honor its purchase obligation. In such cases, a Private Fund may incur a loss.

Credit Facilities

The Fund may enter into secured bank lines of credit (the “Credit Facilities”) for the purpose of investment purchases and other liquidity requirements subject to the limitations of the 1940 Act for borrowings. As collateral for the Credit Facilities, the Fund grants the Banks a first position security interest in and lien on securities of any kind or description held by the Fund in the collateral accounts.

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Market Volatility

The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

Operational and Cybersecurity Risk

The Fund, its service providers and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to various threats or risks that could adversely affect the Fund and its shareholders.

For instance, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them, whether systems of the Fund, the Fund’s service providers, counterparties, or other market participants. Power or communication outages, acts of God, information technology equipment malfunctions, operational errors (both human and systematic) and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies such as the Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate attacks but unintentional events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or its advisers, custodians, fund accountant, fund administrator, transfer agent, pricing vendors and/or other third party service providers may adversely impact the Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. While the Fund or its service providers may have established business continuity plans and systems designed to guard against such cyber-attacks or adverse effects of such attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different unknown threats may emerge in the future. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value. In addition, cyber-attacks involving a counterparty to the Fund could affect such a counterparty’s ability to meets it obligations to the Fund, which may result in losses to the Fund and its shareholders. The Fund cannot directly control any cyber-security plans or systems put in place by its service providers, Fund counterparties, issuers in which the Fund invests or securities markets and exchanges.

Portfolio Turnover

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Further, the underlying funds in which the Fund invests may experience high rates of portfolio turnover. High rates of portfolio turnover in the underlying funds may negatively impact their returns and, thus, negatively impact the returns of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income.

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Non-Diversified Status

The Fund does not intend to meet the diversification requirements of the 1940 Act as in effect from time to time. Because the Fund is “non-diversified” under the 1940 Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of the Fund’s total assets, (i) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code. These tests do not apply to investments in United States Government Securities and regulated investment companies. Because the Fund is “non-diversified,” it can invest a greater percentage of its assets in a single issuer or a group of issuers, and, as a result, may be subject to greater credit, market, and other risks than a diversified fund. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund. A non-diversified fund’s shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers or industries, and the risks of a single economic, political or regulatory occurrence.

REDEMPTIONS, REPURCHASES AND TRANSFER RESTRICTIONS

No Right of Redemption

As a closed-end management investment company, the Fund differs from open-end management investment companies (e.g., mutual funds) in that investors in a closed-end fund, such as the Fund, do not have the right to redeem their shares. No public market for shares exists, and none is likely to develop in the future. Shareholders may not be able to liquidate their investment other than as a result of repurchases of shares by the Fund.

Repurchases of Shares

The Fund intends to repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on such terms and conditions as the Board of Trustees may determine in its sole discretion. Each such repurchase offer will generally be limited to an amount equal to or less than 15% of the outstanding shares of the Fund. In determining whether the Fund should offer to repurchase shares from shareholders, the Board of Trustees will consider the recommendations of the Adviser as to the size and timing of such an offer, as well as a variety of operational, business and economic factors. In determining whether to accept such a recommendation, the Board of Trustees may consider the following factors, among others:

●	whether any shareholders have requested to tender shares to the Fund;

●	the Adviser’s assessment of shareholder liquidity needs and optimal asset allocations (including those of the Adviser’s investment advisory clients);

●	the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from Private Funds);

●	the investment activities, any asset segregation obligations and reserve requirements of the Fund;

●	the history of the Fund in repurchasing shares;

●	the availability of information as to the value of the Fund’s interests in Private Funds and other assets;

●	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs; and

●	any anticipated tax or regulatory consequences to the Fund of any proposed repurchases of shares.

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The Fund will repurchase shares from shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines, in its sole discretion, to be fair to the Fund and to all shareholders. When the Board of Trustees determines that the Fund will repurchase shares, notice will be provided to shareholders (which notice may be provided through publication in a newspaper of national circulation) describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. To the extent that shareholders tender shares that in the aggregate exceed the percentage of the Fund’s outstanding shares specified for repurchase in that repurchase offer, the Fund may repurchase shares tendered by each tendering shareholder in the same proportion that the percentage of the Fund’s outstanding shares specified in the repurchase offer bears to the total shares tendered. For example, if the Fund makes an offer to repurchase up to 5% of its outstanding shares and receives tenders for 10% of its outstanding shares in the aggregate, the Fund may repurchase from each tendering shareholder 50% of the shares tendered by that shareholder.

Although amounts required to be paid by the Fund to repurchase tendered shares from shareholders will generally be paid in cash, the Fund may, in its discretion, pay all or a portion of the amounts due by an in-kind distribution of securities. The Fund expects not to distribute securities in kind except in limited circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on shareholders not tendering shares for repurchase, or if the Fund receives an in-kind distribution from a Underlying Investment of transferable securities that the Fund cannot liquidate itself prior to making the distribution. The Fund may be limited in its ability to make an in-kind distribution by the Investment Company Act and will only engage in in-kind distributions to the extent permitted by applicable law or any exemptive or other relief obtained from the SEC or its staff. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of shares from shareholders. Any in-kind distribution of securities will be valued in accordance with procedures adopted by the Board of Trustees and will be distributed to all tendering shareholders on a proportional basis.

If the Board of Trustees elects to offer to repurchase shares, the Fund will provide notice of the repurchase offer that explains the terms and conditions of the repurchase (the “offer”). The Fund will provide the offer either by mailing such offer to the shareholder’s address of record on the books of the Transfer Agent or by publishing the offer in a newspaper with a national circulation. The offer will be provided at least 20 business days prior to the final date on which the shareholder must notify the Fund that the shareholder has elected to tender shares to the Fund (a “notice date”).

In light of liquidity constraints associated with investments in Underlying Investments and the possibility that the Fund may have to effect withdrawals from those Underlying Investments to pay for shares being repurchased, the Fund expects to employ the following repurchase procedures:

●	A shareholder choosing to tender shares for repurchase must provide notice of their tender of shares to the Fund, in the form stated in the repurchase offer, by the notice date. The notice date generally will be the 23rd calendar day of the third month prior to that containing the date as of which shares are to be repurchased. Shares or portions of them will be valued as of the “valuation date”, which is generally expected to be the last business day of March, June, September or December. This means, for example, that the notice date for a repurchase offer having a December 31st valuation date would be September 23rd. As a result, the NAV applicable to a repurchase is calculated after a notice date, which means a shareholder will not know the repurchase price until after a shareholder has irrevocably tendered its shares.

●	The Fund will pay the value of the shares repurchased (or as discussed below, 95% of such value if all shares owned by a shareholder are repurchased) no later than the 65th day after the deadline for shareholders to tender shares for repurchase as set forth in the applicable repurchase offer. This amount will be subject to adjustment after completion of the annual audit of the Fund’s financial statements for the fiscal year in which the repurchase is effective.

●	If 95% or more of a shareholder’s shares are repurchased, the shareholder will receive an initial payment equal to 95% of the value of the shares, and any balance due will be paid promptly after completion of the Fund’s audit.

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The Board of Trustees may, pursuant to its discretion, decide to modify, postpone or suspend repurchase offers. If modification of the Fund’s repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board of Trustees may seek to implement new procedures reasonably designed to provide shareholders with substantially the same liquidity for shares as would be available under the procedures described above.

The Adviser or its affiliates may own a substantial portion of the Fund’s shares and may elect to participate in any repurchase offers made by the Fund on the same terms as any other shareholder. Therefore, because each repurchase offer will be limited to a specified percentage of the Fund’s outstanding shares, other tendering shareholders could have a smaller portion of their shares repurchased by the Fund as a result of tenders by the Adviser or its affiliates than would have been the case absent such tenders.

Payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment-related expenses as a result of higher portfolio turnover rates. Liquidation of portfolio holdings to fund repurchases of shares also may result in the Fund incurring redemption, withdrawal or similar fees charged by one or more Underlying Investments. The Adviser intends to take measures, subject to such policies as may be established by the Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares.

A shareholder tendering for repurchase only a portion of its shares may be required to maintain a minimum investment in the Fund of at least $25,000 (or any lower amount set by the Board of Trustees) after giving effect to the repurchase. If a shareholder tenders an amount that would cause its holdings to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the shareholder so that the required minimum balance is maintained.

The Fund will assume all fees and expenses related to the process of a repurchase of shares. These fees and expenses include, but are not limited to, legal fees, filing fees, publication fees, and printing and mailing costs of tender offer documentation.

Compulsory Repurchases

The Fund may repurchase the shares, or any portion of them, held by a shareholder or any person acquiring shares from or through a shareholder compulsorily in accordance with the terms of its Declaration of Trust and the 1940 Act, including Rule 23c-2 under the 1940 Act (a “Compulsory Repurchase”). The Board of Trustees may determine to compulsorily redeem a shareholder’s shares if it determines, in its sole discretion, that:

●	the shares have been transferred in violation of the Declaration of Trust or Bylaws;

●	ownership of the shares by a shareholder or other person is likely to cause the Fund to be in violation of, or subject the Fund to new or additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

●	continued ownership of the shares by a shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences; or

●	any of the representations and warranties made by a shareholder or other person in connection with the acquisition of shares was not true when made or has ceased to be true.

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Any Compulsory Repurchase for less than all of the shares of the Fund shall be made in such a manner as will not discriminate unfairly against any holder of the shares. In the event that the Board of Trustees determines that the Fund should, without the consent of the shareholder, repurchase the shares of such shareholder, or any person acquiring shares from or through the shareholder, such repurchases will be subject to the following repurchase mechanism unless otherwise determined by the Board of Trustees:

●	shares (or portions thereof) will be valued as of the “Compulsory Repurchase Valuation Date” (which date, unless otherwise determined by the Board of Trustees, shall be the last business day of the month in which the Fund intends to repurchase the shares);

●	promptly after the Board of Trustees determines that the Fund should repurchase the shares of a shareholder, or any person acquiring shares from or through a shareholder, pursuant to the authority granted in the Declaration of Trust or Bylaws, the Fund will give to such person whose shares (or portion thereof) have been called for repurchase (a “Compulsorily Repurchased Shareholder”) notice of the Fund’s intent to repurchase the shares and the expected Compulsory Repurchase Valuation Date for such shares;

●	promptly after the Compulsory Repurchase Valuation Date, the Fund will pay 95% of the value if all shares owned by a Compulsorily Repurchased Shareholder. This amount will be subject to adjustment after completion of the annual audit of the Fund’s financial statements for the fiscal year in which the Compulsory Repurchase is effective, and any balance due will be paid promptly after completion of the Fund’s audit.

Transfer Restrictions

There is no public market for the Fund’s shares and none is expected to develop. The Fund does not list its shares on a stock exchange or similar market. Shares are transferable only in limited circumstances as described below, and liquidity for investments in shares may be provided only through periodic repurchase offers by the Fund. If a shareholder attempts to transfer shares in violation of the Fund’s transfer restrictions, the transfer will not be permitted and will be void. An investment in the Fund is therefore suitable only for investors that can bear the risks associated with the limited liquidity of shares and should be viewed as a long-term investment.

Except as otherwise described below, no person may become a substituted shareholder without the written consent of the Fund. Shares held by a shareholder may be transferred (including any pledge or assignment of shares) only:

●	by operation of law as a result of the death, divorce, bankruptcy, insolvency, adjudicated incompetence, dissolution, merger, reorganization or termination of the shareholder; or

●	with the written consent of the Fund, which may be withheld in the sole discretion of the Board of Trustees or its delegate.

Notice to the Fund of any proposed transfer of shares must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any investor (or investor’s beneficial owners in certain circumstances) be an accredited investor. Notice of a proposed transfer of shares must also be accompanied by a properly completed subscription agreement in respect of the proposed transferee. The Fund generally will not consent to a transfer of shares by a shareholder if, after the transfer of the shares, the balance of the account of any transferee or the transferor would be less than $25,000 (or any lower amount set by the Board of Trustees). In addition, any shares transferred by operation of law so that the balance of the account of any transferee or the transferor is less than $25,000 (or any lower amount set by the Board of Trustees) will be subject to repurchase by the Fund. A shareholder transferring shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund or the Transfer Agent in connection with the transfer. In connection with any request to transfer shares, the Fund may require the shareholder requesting the transfer to obtain, at the shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

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The Fund reserves the right to revise the transfer restrictions on the shares at any time upon thirty (30) days’ notice to shareholders.

In subscribing for shares, a shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Adviser and each other shareholder and any of their respective affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that shareholder in violation of the Declaration of Trust, Bylaws or policies adopted by the Board of Trustees or any misrepresentation made by that shareholder or a substituted shareholder in connection with any such transfer.

MANAGEMENT OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), each as amended from time to time, which have been filed with the SEC and are available upon request. The Board consists of three individuals, all of whom are not deemed to be “interested persons” (as defined under the 1940 Act) of the Trust, the Adviser, or the Trust’s distributor (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer, and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

Mary Moran Zeven is the Chairwoman of the Board. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chair of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that its Chair, the chair of the Audit Committee, the chair of the Nominating and Governance Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust and each shareholder.

Board Risk Oversight

The Board has established an independent Audit Committee, an independent Nominating and Governance Committee, and an independent Valuation Committee, each with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. The Nominating and Governance Committee assists the Board in adopting fund governance practices and meeting certain “fund governance standards.” The Valuation Committee has the authority to determine the value of the Fund’s portfolio securities under the methods established by the policies and procedures of the Fund. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

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Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes, and (iv) skills. Mary Moran Zeven, has been the Director of the Graduate Program in Banking and Financial Law, at Boston University School of Law since 2019. From 2000 to 2019. Ms. Moran Zeven served as Senior Vice President and Senior Managing Counsel of State Street Bank and Trust Company, a custodial bank, fund administrator and accounting agent. In that role, she served as the global head of State Street’s Sector Solutions Legal Department, the head of its US Fund Administration Legal Department, and the head of several other legal departments supporting State Street’s Global Services Americas business. A graduate of St. John’s University School of Law, she worked as a corporate lawyer at several large law firms and financial institutions in New York before joining State Street, including serving as general counsel and chief legal officer of Global Asset Management (USA) Inc.

Carrie Schoffman is the owner and founder of CPA Concierge Services. She previously served as Principal Financial Officer and Treasurer of the ICON Funds from 2013 to 2017. She also served as Assistant Vice President and Chief Compliance Officer of the ICON Funds from 2004 to 2017, as well as Chief Compliance Officer of ICON Advisers, Inc. during that period. Previously she was a staff accountant with the U.S. Securities and Exchange Commission from 2003 to 2004. She also was a Manager from 2001 to 2003 and Senior Associate/Associate from 1996 to 2001 at PricewaterhouseCoopers LLP. She obtained a degree in Public Accounting from Colorado State University and has maintained a Certified Public Accountant license. She is a member of the Colorado Society of CPAs and the American Institute of CPAs.

Clifford N. Schireson, retired, was the founder of Schireson Consulting, LLC, which he launched in 2017 until his retirement in 2021. Prior to that, Mr. Schireson was Director of Institutional Services from 2004 to 2017 at Brandes Investment Partners, LP, an investment advisory firm, where he also was co-head of fixed income and was a member of the fixed-income investment committee. From 1998 to 2004, he was a Managing Director at Weiss, Peck & Greer LLC specializing in fixed-income products for both taxable and municipal strategies for institutional clients. Mr. Schireson has over 20 years of experience in the investment management industry as well as 20 years of experience in the investment banking industry. Mr. Schireson holds an A.B. in Economics from Stanford University and an M.B.A. from Harvard Business School.

Each Trustee’s ability to perform his duties effectively also has been enhanced by his educational background and professional training. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

A list of the Trustees and executive officers of the Trust and their principal occupation and other directorships over the last five years are shown below. Unless otherwise noted, the address of each Trustee and Officer is 27200 Agoura Road, Suite 200, Calabasas, CA 91301.

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Name and Year of Birth	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Mary Moran Zeven 1961	Independent Trustee, Chairwoman	Since September 2024	Director, Graduate Program in Banking and Financial Law, Boston University School of Law (2019-2022); Senior Vice President and Senior Managing Counsel, State Street Bank and Trust Company (a custodial bank, fund administrator and accounting agent) (2000-2019)	1	Trustee, M Funds Inc. (2019-present); Trustee, Wisdom Tree Digital Trust (2022-present); Trustee, Beacon Pointe Multi-Alternative Fund (2024-present)
Carrie Schoffman 1973	Independent Trustee	Since September 2024	Founder, CPA Concierge Services (2020-present); Tax Accountant, Bree Beers & Associates, PC (2017-2021)	1	Trustee, Beacon Pointe Multi-Alternative Fund (2024-present)
Clifford Schireson 1953	Independent Trustee	Since September 2024	Board of Governors, San Diego City Employees’ Retirement System (2019-present); Board of Governors, Sand Diego Foundation (2017-present); Founder Schireson Consulting, LLC (2017-2021); Director of Institutional Services, Brandes Investment Partners, LP (an investment advisory firm)(2004-2017)	1	Trustee, Ultimus Managers Trust (2019-present); Trustee, Beacon Pointe Multi-Alternative Fund (2024-present)

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Name and Year of Birth	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Other Officers
Meghan Pinchuk 1984	President and Principal Executive Officer	Since September 2024	Chief Investment Officer, Adviser (2019-present); Co-Chief Investment Officer and Co-Chief Executive Officer, Adviser (2017-2019)	n/a	n/a
Jessica Chase 1970	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Since September 2024	SVP, Mutual Fund Business Development and Administration, Apex Group (formerly Atlantic Fund Services) (2008-2021); Interested Trustee Forum Funds (2018-2022); Interested Trustee Forum Funds II and U.S. Global Investors Funds (2019-2022); Director, Mutual Fund Operations, Apex Group (2022-2023); SVP Relationship Management, Ultimus Fund Solutions (2023-present)	n/a	n/a
Kent Barnes 1968	Secretary	Since September 2024	Chief Compliance Officer, Rafferty Asset Management, LLC (2016-2018); Vice President, U.S. Bancorp Fund Services, LLC (2018-2023); Vice President and Senior Management Counsel, Ultimus Fund Solutions, LLC, (2023-present)	n/a	n/a
Jack Pfirrman 1993	Assistant Secretary	Since September 2024	Associate Counsel, Orphanides and Toner, LLP (2021-2022); Associate Legal Counsel, Ultimus fund Solutions, LLC (2022-Present)	n/a	n/a

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Name and Year of Birth	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
James Colantino	Assistant Treasurer	Since September 2024	Senior Vice President Fund Administration, Ultimus Fund Solutions, LLC (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017)	n/a	n/a
Brian Curley	Assistant Treasurer	Since September 2024	Vice President, Ultimus Fund Solutions, LLC (2020-present); Vice President, Gemini Fund Services, LLC (2015-2020), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008)	n/a	n/a
Chad Bitterman 1972	Chief Compliance Officer	Since September 2024	Compliance Officer, Northern Lights Compliance Services, LLC (2010-present).	n/a	n/a

*	The term of office for each Trustee and officer listed above will continue indefinitely.

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Board Committees

The Board has established two standing committees: the Audit Committee and the Nominating and Governance Committee.

Audit Committee

The Board has an Audit Committee that consists of all the Independent Trustees. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter.

Nominating and Governance Committee

The Board has a Nominating and Governance Committee that consists of all the Independent Trustees. The Nominating and Governance Committee assists the Board in adopting fund governance practices and meeting certain fund governance standards. The Nominating and Governance Committee operates pursuant to a Nominating and Governance Committee Charter. The Nominating and Governance Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Nominating and Governance Committee generally will consider shareholder nominees. The Nominating and Governance Committee reviews all nominations of potential trustees made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating and Governance Committee. The Nominating and Governance Committee meets to consider nominees as is necessary or appropriate. The Nominating and Governance Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate.

Trustee Ownership

The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of the date of this SAI, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Mary Zeven	A	A
Carrie Schoffman	A	A
Clifford Schireson	A	A

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Compensation

Each “non‐interested” Trustee receives an annual retainer of $15,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings. The Chair of the Board receives and additional $3,500 annually. The Chair of each of the Audit Committee and the Nominating Committee and Governance Committee receives an additional $2,500 annually. None of the executive officers, with the exception of the Chief Compliance Officer, receive compensation from the Fund. Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities.

The table below details the amount of compensation the Trustees are estimated to receive from the Trust during the next fiscal year. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Directors
Independent Trustees
Mary Zeven	$18,500	None	None	$18,500
Carrie Schoffman	$17,500	None	None	$17,500
Clifford Schireson	$17,500	None	None	$17,500

CODES OF ETHICS

Each of the Fund, the Adviser, and the Fund’s Distributor, has adopted a code of ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel in their personal accounts. The Codes of Ethics permit covered personnel, subject to certain restrictions, to invest in securities, including securities that may be purchased or held by the Fund. Covered personnel may engage in personal securities transactions, subject to certain restrictions, and are required to report their personal securities transactions for monitoring purposes. The Code of Ethics for the Adviser is included as exhibits to the registration statement of which the Statement of Additional Information is incorporated. In addition, the Code of Ethics of the Adviser is available on the EDGAR database on the SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of the Code of Ethics of the Adviser, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Proxy Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Proxy Policies also require the Adviser to present to the Board, at least annually, the proxy voting policies of the Adviser and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser involving a conflict of interest.

Where a proxy proposal raises a material conflict between the interests of the Adviser, any affiliated person(s) of the Adviser, the Distributor or any affiliated person of the Distributor, or any affiliated person of the Trust and the Fund’s or its shareholder’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the Trust’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the designated party will abstain from voting. A copy of the Adviser’s proxy voting policy is attached hereto as Appendix A.

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Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund toll-free at 833-701-4393 or on the Fund’s website at 83igfunds.com83igfunds.com; and (2) on the SEC’s website at http://www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling toll-free at 833-701-4393 and will be sent within three business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote. As of the date of this SAI, none of the Trustees and officers owned shares of the Fund.

As of November 30, 2024, no shareholders of record owned 5% or more of the outstanding shares of the Predecessor Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

M83 Investment Group, LLC, located at 27200 Agoura Road, Suite 200, Calabasas, CA 91301, serves as the Fund’s investment adviser. The Adviser is a Delaware limited liability company and has been registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) since November 2024.

Under the general supervision of the Board, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged. In addition, the Adviser will supervise and provide oversight of the Fund’s service providers. The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser will compensate all Adviser personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a quarterly management fee computed at the annual rate of 0.95% of the daily net assets. The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs), to the extent that they exceed 2.95% per annum of the Fund’s average daily net assets attributable to Class I shares (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain in effect, at least through July 31, 2026, unless and until the Board approves its modification or termination. This agreement may be terminated only by the Board on 60 days written notice to the Adviser. After July 31, 2026, the Expense Limitation Agreement may be renewed at the Adviser’s discretion.

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Conflicts of Interest

The Adviser may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser, and the investment professionals, who on behalf of the Adviser, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate. Set out below are practices that the Adviser follows.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Adviser Accounts, if any, that are the same as, different from or made at a different time than, positions taken for the Fund.

PORTFOLIO MANAGERS

Meghan Pinchuk, Jeffrey Sarti, and Sasan Faiz are the Fund’s portfolio managers (“Portfolio Managers”) and oversee the day-to-day investment operations of the Fund. The biographical information for Meghan Pinchuk, Jeffrey Sarti, and Sasan Faiz is presented below.

Meghan Pinchuk has been the Chief Investment Officer of the Adviser since 2019 and employed with the Adviser since 2006. Her primary role is to lead the investment team in its goal of building resilient portfolios for clients. This includes overseeing and executing asset class evaluation, portfolio management, diligence on new and existing investments and sourcing new potential opportunities. The team’s mission is to find investments that meet its three core investment tenets of risk management, true diversification and cash flow. Meghan is also part of Morton Wealth’s executive leadership team and the board of managers. Meghan earned her Bachelor of Arts degree in English from UCLA. She is a CFA® charterholder and a CERTIFIED FINANCIAL PLANNER™.

Jeffrey Sarti has been the Adviser’s Chief Executive Officer since 2019 and employed with the Adviser since 2011. Jeffrey’s role is to lead the company’s mission of empowering better investors. This mission focuses on helping clients achieve their financial goals and get the most life out of their wealth, but also on Morton’s employees to help them achieve their personal goals and get the most life out of their careers. Jeffrey earned his Bachelor of Science degree in biology from Stanford University and his MBA in finance from the Anderson School of Business at the University of California, Los Angeles. Jeffrey is a CFA® charterholder.

Sasan Faiz has been the Adviser’s Managing Director of Investments since 2019 and employed with the Adviser since 2008. His primary role includes macroeconomic research as well as fund manager sourcing, diligence and monitoring. Sasan has over three decades of experience in portfolio management, asset allocation and investment analysis. Sasan received both his B.S. and M.S. degrees in Engineering from the University of Michigan.

Meghan Pinchuk, Jeffrey Sarti, and Sasan Faiz each receives a fixed salary and retirement plan benefits. Meghan Pinchuk, Jeffrey Sarti, and Sasan Faiz are also entitled to receive a discretionary bonus, based upon, among other things, the performance of the Adviser.

As of November 30, 2024, Meghan Pinchuk, Jeffrey Sarti, and Sasan Faiz were responsible for the management of the following types of accounts in addition to the Fund:

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Meghan Pinchuk

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$6,996,556	0	$0
Other Accounts	1,182	$2,962,841,561	0	$0

Jeffrey Sarti

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$6,996,556	0	$0
Other Accounts	1,182	$2,962,841,561	0	$0

Sasan Faiz

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1,182	$2,962,841,561	0	$0

Because the Portfolio Managers may manage assets for other clients (“Client Accounts”) or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, affiliates of the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee the Adviser receives from the Fund. In those instances, a portfolio manager may have an incentive to favor the Client Accounts over the Fund. Notwithstanding the difference in principal investment strategies between the Fund and the Client Accounts, the Adviser has various policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

As of the date of this SAI, Meghan Pinchuk, Jeffrey Sarti, and Sasan Faiz owned the following amounts in the Fund:

Portfolio Manager	Dollar Range of Equity Securities Owned
Meghan Pinchuk	None
Jeffrey Sarti	None
Sasan Faiz	None

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ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by either (i) the Portfolio Managers who are employees of the Adviser or (ii) members of the Investment Committee who are employees of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund and the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, both the Adviser and the Adviser will take the following into consideration: execution capability, trading expertise, accuracy of execution, commission rates, reputation and integrity, fairness in resolving disputes, financial responsibility and responsiveness.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser, as applicable, determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser, as applicable, exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

Affiliated Party Brokerage

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument each on the same day.

The Adviser places its trades under a policy adopted by the Trustees pursuant to Section 17(e) and Rule 17e-1 under the 1940 Act that places limitations on the securities transactions effected through the Distributor. The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code. Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

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The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and, therefore, should not be required to pay any federal income or excise taxes. Distributions of net investment income will be made quarterly and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

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Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Taxation of Foreign Shareholders

Because of the fact-specific impact of the applicable U.S. tax rules and their interaction with tax treaties, a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (“foreign shareholder”) as defined in the Code are urged to consult their own tax advisor regarding the U.S. federal tax consequences of the holding, sale, exchange or other disposition of the Fund’s shares. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

Generally, a foreign shareholder will be subject to U.S. federal income tax on distributions received from the Fund or upon dispositions of Shares if the Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income may be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the foreign shareholder), which tax generally is withheld from such distributions by the Fund. All foreign shareholders should consult their tax advisors to determine the appropriate tax forms to provide to the Fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

Capital gain dividends and any amounts retained by the Fund that are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or applicable lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Notwithstanding the foregoing, properly reported dividends generally are exempt from U.S. withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% equity holder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year).

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However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing the correct IRS Form W-8). In the case of Fund shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. If a repurchase of a shareholder’s shares by the Fund does not qualify for sale or exchange treatment, the shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a taxable dividend, a tax-free dividend, or capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the shareholder’s tax basis in the relevant Fund shares repurchased. If the repurchase qualifies as a sale or exchange, the shareholder generally will realize capital gain or loss equal to the difference between the amount received in exchange for the repurchased shares and the adjusted tax basis of those shares.

Any capital gain that a foreign shareholder realizes upon a repurchase of Fund shares or otherwise upon a sale or exchange of Fund shares will ordinarily be exempt from U.S. tax unless (i) in the case of a foreign shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign shareholder held such Fund shares and the five-year period ending on the date of the disposition of those shares, the Fund was a “United States real property holding corporation” (as such term is defined in the Code) and the foreign shareholder actually or constructively held more than 5% of the Fund’s shares.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund that are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Fund shares will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations, and such taxable amounts may subject a foreign shareholder to U.S. tax filing obligations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a foreign shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the foreign shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption.

FATCA. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed-income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

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Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Administrator, Transfer Agent, and Accounting Agent

Ultimus Fund Solutions, LLC (“Administrator”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides administration, fund accounting and transfer agency services to the Fund and supplies certain officers to the Fund, including a Principal Financial Officer pursuant to a fund services agreement between the Administrator and the Fund. For its services as administrator, transfer agent, and accounting agent, the Fund pays Administrator the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses.

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Distributor

Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions. The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in the distribution of Shares and Shares are available for purchase through these Selling Agents or directly through the Distributor. Generally, Shares are only offered to investors that are U.S. persons for U.S. federal income tax purposes.

Legal Counsel

DLA Piper LLP, 1201 West Peachtree Street, Suite 2900, Atlanta, Georgia 30309, acts as legal counsel to the Fund.

Custodian

U.S. Bank, N.A. (the “Custodian”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian is located at 425 Walnut Street, Cincinnati, Ohio 45202.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. Cohen & Company, Ltd. is located at 8101 E Prentice Ave., Suite 750 Greenwood Village, Colorado 80111.

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FINANCIAL STATEMENTS

M83 Income Fund, LLC

(A Delaware Limited Liability Company)

Financial Statements for the Period April 1, 2024 (commencement of operations) through
September 30, 2024

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M83 Income Fund, LLC

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members of

M83 Income Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and members’ capital, including the schedule of investments of M83 Income Fund, LLC (the “Fund”) as of September 30, 2024, the related statements of operations, changes in members’ capital and cash flows, and the notes for the period April 1, 2024 (commencement of operations) through September 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, the results of its operations, changes in members’ capital, and cash flows for the period April 1, 2024 (commencement of operations) through September 30, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit includes performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of September 30, 2024 by correspondence with the custodian and private investment counterparties. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2024.

COHEN & COMPANY, LTD.

Greenwood Village, Colorado

December 9, 2024

C O H E N  &  C O M P A N Y,  L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

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M83 Income Fund, LLC

Statement of Assets, Liabilities and Members’ Capital

September 30, 2024

Assets
Investments in securities, at fair value (Cost: $41,782,227)	$43,003,391
Cash and cash equivalents	156,194
Deferred Offering costs	43,340
Interest receivable	78,222
Securities Sold Receivable	34,672
Total assets	43,315,819

Commitments and contingencies (Note 5)

Liabilities
Accrued expenses	87,833
Offering costs payable	86,681
Organizational fees payable	48,411
Distributions payable	2,040
Total liabilities	224,965

Members’ Capital	$43,090,854

The accompanying notes are an integral part of the financial statements.

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M83 Income Fund, LLC

Schedule of Investments

September 30, 2024

	Coupon Rate (%)	Cost	Fair Value
Investments in securities1,2, at fair value:
Private Funds - 90.57%
United States
Financials
Proterra Credit Fund 2 (Feeder), LP.		$8,734,721	$8,677,649
Symbiotic Capital Life Science Credit Fund, L.P.		4,081,450	3,913,305
WhiteHawk Evergreen Fund, LP.		25,000,000	26,436,762
Total Private Funds		37,816,171	39,027,716

Loan Participations - 9.23%
United States
Industrials
C3 Rentals, Inc. (WhiteHawk Evergreen Fund, LP.), SOFR +8.00%, due June 30, 2027, principal $2,000,000	13.20055	1,981,075	2,030,000

Technology
Boxlight Corporation (WhiteHawk Evergreen Fund, LP.) SOFR +10.75%, due June 30, 2025, principal $1,965,328	16.34317	1,984,981	1,945,675
Total Loan Participations		3,966,056	3,975,675

Total investments in securities - 99.80%		41,782,227	43,003,391

Other assets less liabilities - 0.20%			87,463

Net Assets - 100.00%			$43,090,854

SOFR - United States SOFR Secured Overnight Financing Rate

[1]	The investments held by the Fund do not issue shares.
[2]

Restricted Security. Investments generally issued in private placement transactions and as such generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in Note 4. Total fair value of restricted investments as of September 30, 2024 was $43,003,391, or 99.80% of net assets. As of September 30, 2024, the aggregate cost was $41,782,227.

The accompanying notes are an integral part of the financial statements.

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M83 Income Fund, LLC

Statement of Operations

For the period April 1, 2024 (Commencement of operations) through September 30, 2024

Investment income:
Dividend income	$878,215
Interest income	118,282
Total investment income	996,497

Expenses:
Management fee	143,285
Professional fees	113,133
Organizational fees	48,411
Offering costs	43,340
Brokerage fees	7,646
Other operating expenses	2,322
Total expenses	358,137
Management fee waiver	(143,285)
Net expenses	214,852

Net investment income	781,645

Net realized and unrealized gain on investment securities: and foreign currancy transactions:
Net unrealized gain on investment securities	1,221,164
Net unrealized gain on investment securities	1,221,164

Net increase in members’ capital resulting from operations	$2,002,809

The accompanying notes are an integral part of the financial statements.

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M83 Income Fund, LLC

Statement of Changes in Members’ Capital

For the period April 1, 2024 (Commencement of operations) through September 30, 2024

	Managing Manager	Non-Managing Members	Total
Members’ Capital - April 1, 2024	$-	$-	$-

Increase in members’ capital resulting from operations
Net investment income	-	781,645	781,645
Net unrealized gain on investment securities transactions	-	1,221,164	1,221,164
Net increase in members’ capital resulting from operations	-	2,002,809	2,002,809

Increase in members’ capital resulting from capital transactions
Contributions	-	41,574,051	41,574,051
Reinvestments	-	163,994	163,994
Distributions	-	(650,000)	(650,000)

Net increase in members’ capital resulting from capital transactions	-	41,088,045	41,088,045

Members’ Capital - September 30, 2024	$-	$43,090,854	$43,090,854

The accompanying notes are an integral part of the financial statements.

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M83 Income Fund, LLC

Statement of Cash Flows

For the period April 1, 2024 (Commencement of operations) through September 30, 2024

Cash flows from operating activities
Net increase in member’s capital resulting from operations	$2,002,809
Adjustments to reconcile net increase in members’ capital to net cash used in operating activities
Net unrealized gain on investment securities	(1,221,164)
Purchases of investment securities	(41,782,227)
Changes in assets and liabilities:
Deferred Offering costs	(43,340)
Interest receivable	(78,222)
Securities Sold Receivable	(34,672)
Accrued expenses	87,833
Offering costs payable	86,681
Organizational fees payable	48,411
Net cash used in operating activities	(40,933,891)

Cash flows from financing activities
Capital contributions	41,574,051
Capital distributions, net of distributions payable	(483,966)
Proceeds from notes payable	320,000
Repayments of notes payable	(320,000)
Net cash provided by financing activities	41,090,085

Net change in cash and cash equivalents	156,194
Cash and cash equivalents, beginning of period	-
Cash and cash equivalents, end of period	$156,194

Non-cash financing activity
Interest paid during the period	$2,320
Dividend reinvestments	$163,994

The accompanying notes are an integral part of the financial statements.

39

M83 Income Fund, LLC

Notes to Financial Statements

1.	THE FUND

M83 Income Fund, LLC (the “Fund”) was formed as a Delaware limited liability company under the Delaware Limited Liability Company Act on November 15, 2023 and commenced operations on April 1, 2024. M83 Investment Group, LLC, a Delaware limited liability company, is the investment adviser and manager of the Fund (the “Manager”). The Manager is a wholly owned subsidiary of Morton Capital Management, LLC (dba Morton Wealth) which is an investment adviser registered with the Securities and Exchange Commission. Ultimus LeverPoint Private Fund Solutions, LLC is the administrator (the “Administrator”) of the Fund.

The Fund’s investment objective is to gain exposure to credit-related assets with low correlation to traditional markets and to generate current income that is an attractive return compared to the risk being taken. The Fund seeks to achieve its investment objectives by investing, directly or indirectly, in income-generating, credit-related investments. The Fund will invest primarily with private fund managers that pursue various credit-related strategies either directly into their funds or through co-investment opportunities offered by such managers.

2.	SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation—Under Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies, the Fund follows accounting and reporting guidance for investment companies. The Fund’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires the Fund’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of investment income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Transactions and Related Investment Income and Expense—Investment transactions are accounted for on a trade-date basis. Interest is recognized on an accrual basis. The Fund expects to receive distributions as realizations of underlying assets as the underlying investments occur. Realized gains or losses from investment transactions are recorded on a specific identification basis. Distributions received or receivable from underlying investments are classified as a return of capital or realized gains as noted in the distribution notice from the underlying investment manager. Changes in the fair value of the investments are accounted for as a net change in unrealized gain or loss on the statement of operations.

Cash and cash equivalents—Cash represents cash deposits held at financial institutions. Cash equivalents include short-term highly liquid investments of sufficient credit quality that are readily convertible to known amounts of cash and have original maturities of three months or less. The fair value of cash and cash equivalents approximates the carrying value. Cash equivalents are held for meeting short-term liquidity requirements, rather than for investment purposes. Cash is held at major financial institutions and, at times, may be in excess of federally insured limits and expose the Fund to credit risk. There is a cash balance of $156,063 and cash equivalents of $131 held by the Fund as of September 30, 2024.

Participations and Assignments—The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation).The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set- off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

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2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes—In accordance with ASC 740 Income Taxes, the Fund does not record a provision for U.S. federal, state, or local income taxes because the Members report their share of the Fund’s income or loss on their income tax returns. Generally, the Fund is subject to income tax examinations by major taxing authorities for the three- years prior to the year covered by these financial statements.

The Fund is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Fund has determined that it has not incurred any liability for unrecognized tax benefits as of September 30, 2024. The Fund does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months. However, the Fund’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal, state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

3.	FAIR VALUE MEASUREMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation techniques. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Valuation techniques that are consistent with the market or income approach are used to measure fair value. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

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3.	FAIR VALUE MEASUREMENTS (continued)

Investments in Private Funds—The Fund’s investments measured at net asset value without adjustment, as a practical expedient, are not categorized in the fair value hierarchy. If the Fund does not use the net asset value without adjustment, in determining the level, the Fund considers the length of time until the investment is redeemable, including notice and lock-up years or any other restriction on the disposition of the investment. The Fund also considers the nature of the portfolios of the underlying private equity funds and their ability to liquidate their underlying investments. Investments which are not valued using the practical expedient are included in Level 3 in the fair value hierarchy. Loan participations are valued as Level 2 in the fair value hierarchy.

The valuations of investments in private funds are supported by information received from the investee funds such as monthly and/or quarterly net asset values, investor reports, and audited financial statements, when available. If it is probable that the Fund will sell an investment at an amount different from the net asset valuation or in other situations where the practical expedient is not available, or when the Fund believes alternative valuation techniques are more appropriate, the valuation committee may consider other factors, including subscription and redemption rights, expected discounted cash flows, transactions in the secondary market, bids received from potential buyers, and overall market conditions in its determination of fair value.

The following table presents information about the Fund’s assets measured at fair value as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Assets*
Private Funds**	$-	$-	$-	$-
Loan participations	-	4,010,000	-	4,010,000
Total investments	$-	$4,010,000	$-	$4,010,000

*	For detailed industry and country classifications, refer to the accompanying Schedule of Investments.
**	At September 30, 2024, the Fund had investments in private investment funds of $39,027,716 which was measured using its net asset value as a practical expedient, which is not included in the fair value hierarchy shown above.

The Fund recognizes transfers between levels in the fair value hierarchy at the date of the event that caused the transfer. For the period ended September 30, 2024, there were no transfers between levels. The Fund uses valuations provided by the underlying managers of the Private Funds which represent fair value, and Private Funds are not included in the fair value hierarchy as the Fund has adopted the provisions of ASU 2015-07.

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4.	INVESTMENT FUNDS’ OBJECTIVES AND TERMS

The investment objectives, management fee, incentive allocation and redemption terms for each Private Fund in which the Fund held an interest during the period ended September 30, 2024 were as follows:

Private Fund	Investment Objective	Management Fee*	Incentive Allocation	Redemption Terms	Funding Acquisition Date

Callodine Perpetual ABL Fund, LP	The investment objective of the Fund is to originate, structure, and invest in private market debt with a focus on fully secured, formula driven asset-based lending (a top of the capital structure focus).	1.50%	15.00%	Quarterly redemption requests with 90 days notice. Hard lock-up period expires on the 1st anniversary of subsciption. Soft Lock up period expires on 2nd anniversary of subscription. Investors requesting redemptions will be placed into a run-off account whereby they will receive a return of principal over time as underlying investments become liquid.	10/16/2024

Proterra Credit Fund 2 (Feeder), LP.	The purpose of the Feeder is to hold a limited partnership interest in the Master Fund. The Feeder offers investors indirect access to the Master Fund. The Master Fund (or the affiliated entities in which it invests) seeks to make loans to privately-held middle- market borrowers in the agribusiness sector organized and located in North America.	2.00%	20%	No redemptions. Closed-end fund with a 7 year term, subject to extension by the General Partner for up to two (2) consecutive additional one-year periods.	4/1/2024

Symbiotic Capital Life Science Credit Fund, L.P.	The Fund will seek to provide investors with current income and capital appreciation through investments in a diversified portfolio comprised primarily of debt securities and associated warrants of life science companies located primarily in North America or Europe.	1.75%	20%	No redemptions. Closed-end fund with a 6 year term, subject to extension by the General Partner for up to two (2) consecutive additional one-year periods.	8/9/2024

WhiteHawk Evergreen Fund, LP.	Opportunistic debt investments primarily in senior secured loans and second lien secured loans of middle-market public and private U.S. companies	1.50%	20%	Redemption requests submitted 2X per year with 90 days notice. Lock up period expires on 2nd anniversary of subscription. Investors requesting redemptions will be placed into a run-off account whereby they will receive a return of principal over time as underlying investments become liquid.	5/1/2024

*	Per Annum

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5.	UNFUNDED INVESTMENT COMMITMENTS

As of September 30, 2024, the Fund had the following unfunded commitments:

Private Fund	Total Commitment Amount	Total Unfunded Commitment
Callodine Perpetual ABL Fund, LP	$25,000,000	$25,000,000
Proterra Credit Fund 2 (Feeder), LP.	12,575,000	3,821,561
Symbiotic Capital Life Science Credit Fund, L.P.	10,000,000	6,004,507

6.	RELATED PARTY TRANSACTIONS

On June 18, 2024 the Fund entered into a promissory note agreement with Morton Capital Management LLC where the Fund agreed to repay $320,000 plus accrued interest on the outstanding amount by the earliest of either a default event or June 30, 2025 (the “Maturity Date”). Any outstanding balance accrues interest at the rate of 4.66% per annum. At September 30, 2024, the promissory note had been repaid in full and there was no remaining balance. In addition, as of September 30, 2024, the Fund paid interest expense on this promissory note totaling $2,321 which is included in Other Operating Expenses on the Statement of Operations.

During the period ended September 30, 2024, there was $320,000 of average borrowings from the promissory note and an average interest rate of 4.66%.

7.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended September 30, 2024 amounted to $41,782,227 and $0, respectively.

8.	CONTRIBUTIONS AND WITHDRAWALS

The minimum initial capital contribution for each subscriber is $50,000. A Member may make additional capital contributions in amounts of at least $25,000. All subscriptions for Interests are irrevocable. The Manager in its sole discretion may accept capital contributions of lesser amounts or establish different minimums or reject any capital contribution, in whole or in part, for any reason or no reason. Each capital contribution will be deemed to create a separate capital account in the Fund for purposes of determining withdrawal rights applicable to such capital contribution. If a Member makes multiple capital contributions, withdrawal rights will be determined independently.

A Member, upon 120 calendar days’ prior written notice, subject to the Fund-Level Gate and the Lock-up Period is generally permitted to initiate complete or partial withdrawals of the balance of a Member’s capital account semi- annually as of the last Business Day of June and December. The Manager has discretion to permit purchases and withdrawals on such other dates as it may determine (the “Withdrawal Date”). No withdrawals are permitted until the Withdrawal Date that follows the anniversary of such Member’s first investment in the Fund (“Lock-up Period”).

In the event that the Fund receives withdrawal requests and the withdrawal amounts pursuant to such requests exceed an amount equal to 5% of the NAV of the Fund as of the applicable Withdrawal Date (the “Fund-Level Gate”), the Manager may, in its sole discretion, (i) satisfy all such withdrawal requests or (ii) reduce each Member’s withdrawal request, pro rata, such that the aggregate withdrawal amount equals the Fund-Level Gate.

Certain Non-Managing Members are affiliated with the Managing Member. The aggregated value of the affiliated Non-Managing Members’ share of members’ equity at September 30, 2024, is $1,867,183.

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9.	COMMITTED CAPITAL

At September 30, 2024, the Fund has commitments from the Non-Managing Members with respect to their membership interests in the aggregate of $111,455,000. The Manager may call commitments to enable the Fund to make investments, pay fees and expenses, or to provide reserves. No Member is required to fund an amount in excess of its unfunded commitment. At September 30, 2024, the Fund’s unfunded member commitments amounted to $69,880,949. The ratio of total contributed capital to total committed capital is 37.3% at September 30, 2024.

10.	MANAGEMENT FEES AND EXPENSES

Management Fees—For its investment management and administrative services to the Fund, the Fund will pay the Manager a fee (the “Management Fee”) equal to 1/12 of 0.95% (i.e., 0.95% per annum) of the aggregate Capital Account balance of each member. The Management Fee is calculated based upon a member’s Capital Account balance and is deducted from such member’s Capital Account as of the beginning of such month. The Fund will calculate and pay the Management Fee in advance within 10 days of the first day of each month.

Expenses—The Fund bears its own ordinary operating expenses including administrative expenses, custodial costs, legal expenses, accounting expenses, auditing and tax preparation expenses, insurance premiums, member meeting costs, and other expenses related to the Fund (collectively, the “Ordinary Operating Expenses”); and extraordinary expenses including, but not limited to, taxes, if any, imposed on the Fund, the costs of litigation brought by or against the Fund, any expenses associated with the Fund’s indemnification obligations, and any expenses relating to enforcing or protecting the Fund’s rights with respect to portfolio investments and investment expenses.

The Manager has agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering and organizational expenses, but excluding interest, brokerage commissions, Underlying Fund fees and expenses and extraordinary expenses), to the extent that such expenses exceed 2.95% per annum of the balance of each Capital Account of a Member as of the end of each Fiscal Year (or portion thereof) (the “Expense Limitation”). In consideration of the Manager’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Manager in the amount of any fees waived and Fund expenses paid or absorbed (including offering and organizational expenses), subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Manager, on 60 days’ prior notice, may determine that it will not continue to bear such expenses at any time in its sole discretion and may terminate the Expense Limitation, in which case the Member’s returns may be adversely affected on a going forward basis.

The Manager has voluntarily waived the management fee for the period ended September 30, 2024.

Organizational and Offering Expenses—Organizational costs are expensed as incurred. Offering costs are accounted for as a deferred charge from the commencement of operations, and are thereafter amortized to expense over twelve months on a straight-line basis. Organizational costs consist of the costs of forming the Fund; drafting of bylaws, administration, custody and transfer agency agreements; and legal services in connection with the initial meeting of the Board and the Fund’s seed audit costs. Offering costs consist of the costs of preparing, reviewing and filing with the U.S. Securities and Exchange Commission (“SEC”) the Fund’s registration statement (“Registration Statement”); the costs of preparing, reviewing and filing of any associated marketing or similar materials; the costs associated with the printing, mailing or other distribution of the Fund’s Prospectus, Statement of Additional Information (“SAI”) and/or marketing materials; and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs as of September 30, 2024 are $48,411 and $86,681, respectively.

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11.	INDEMNIFICATION

In the normal course of its business, the Fund enters into contracts and agreements with certain service providers, such as clearing and custody agents, trustees and administrators, that contain a variety of representations and warranties and which provide general indemnifications and guarantees against specified potential losses in connection with their activities as an agent of, or providing services to, the Fund. The Fund’s maximum exposure under these agreements is unknown, as this may involve future claims that could be made against the Fund and have not yet occurred. The Fund expects the risk of any future obligation under these arrangements to be remote and has not recorded any contingent liability in the financial statements for these indemnifications.

12.	RISK FACTORS

Credit Risk—In the normal course of business, the Fund maintains its cash balances in financial institutions, which at times may exceed federally insured limits. The Fund is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contracted obligations on its behalf. Management monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties.

Liquidity Risk—An investment in the Fund has limited liquidity as Members will generally have only limited rights to withdraw capital from the Fund or transfer their Interests, and the Fund has the right to suspend withdrawals, as described in the Fund documents. The Fund’s investments in the Private Funds may only be withdrawn in accordance with the respective Private Fund’s offering memorandum and articles of association. As a result, the Fund may not be able to liquidate some of its investments in a timely manner to meet financial liabilities.

Valuation of Private Investment Funds—The Fund invests a significant portion of its assets in Private Investment Funds (each a “Private Fund,” and collectively, the “Private Funds”). The Private Funds measure their real estate investments at fair value, which is equivalent to investment company reporting, and report a NAV per share on typically a calendar quarter basis. Each day the Fund estimates the fair value of each Private Fund by adjusting the most recent NAV for each Private Fund by the change in a proprietary benchmark, based upon publicly available data that is not internally developed, that the Fund has deemed to be representative of the entire Private Fund market. Further refinement may be made to the fair value of a Private Fund which either provides insight into its daily valuation or demonstrates persistently different performance. If an underlying fund manager reports the NAV per share (or its equivalent) to the Fund on a daily basis, then that unadjusted NAV per share is used to value the investment. Use of a NAV per share is commonly used as an acceptable valuation technique for investments in private investment companies and funds, and is referred to as the “practical expedient” by ASC 820 Fair Value Measurement.

Interest Rate Risk-Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Underlying Investment in Other Investment Companies–The Fund currently invest greater than 25% of their net assets in the Whitehawk Evergreen Fund LP (“Whitehawk”). The Fund may redeem these investments at any time if the Advisor or Subadvisor determines that it is in the best interest of the Funds and their shareholders to do so. The performance of the Fund will be directly affected by the performance of the investments. The financial statements of the investments, including their schedule of investments, can be found at [the Securities and Exchange Commission’s website www.sec.gov] and should be read in conjunction with the Fund’s financial statements. The percentage of net assets held in Whitehawk at September 30, 2024 was 61.4%.

The Fund maintains its cash balances in financial institutions, which at times may exceed federally insured limits. Management monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties.

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13.	FINANCIAL HIGHLIGHTS

The following represents the total return and expense and net investment income ratios for the period ended September 30, 2024:

Total return	5.46%

Ratio to average members’ capital for the period ended September 30, 2024*:

Net investment income	4.57%
Expenses – gross of management fee waiver	1.69%
Expenses – net of management fee waiver	0.91%

Portfolio turnover rate	114.56%
Net assets, end of period	$43,090,854

*	The net investment income and expenses ratios have been annualized for period less than twelve months.

Financial Highlights are calculated for the Non-Managing Member class as a whole. Total return is calculated using geometrically linked quarterly returns throughout the period. Net investment income and expense ratios are calculated using the weighted average of Non-Managing Members’ capital for the period. Ratios, except non- recurring expenses, have been annualized.

The ratios above do not reflect the Fund’s proportionate share of income and expenses of its investments in the Private Funds which are reflected in the fair value of the Private Funds. A Member’s return and expense and net investment income ratios may vary based on the timing of capital transactions and different management fee arrangements. These financial highlights may not be indicative of the future performance of the Fund.

14.	SUBSEQUENT EVENTS

The Manager has evaluated subsequent events through December 9, 2024, the date the financial statements were issued and has determined there are no additional subsequent events that require disclosure.

On October 16, 2024, there were capital contributions of $21,411,725.

On November 25, 2024, there were capital contributions of $284,971 and capital withdrawals of $1,200,000.

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APPENDIX A

M83 INVESTMENT GROUP, LLC

PROXY VOTING POLICIES AND PROCEDURES

MORTON WEALTH PROXY VOTING GUIDELINES

We have adopted and implemented policies that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties.

Should material conflicts between the advisor’s interest and those of the client arise, Morton will seek to resolve those conflicts in the best interest of clients. Votes submitted on behalf of clients should not be biased in any way by other clients. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

These guidelines provide a framework for assessing each proposal. Under the guidelines, each proposal should be evaluated on its merits, based on the particular facts and circumstances as presented.

In general, and without information to the contrary, Morton will rely upon the abilities and motives of the Board and management of the companies requesting proxy votes, and typically will vote in accordance with them on the items below and other proposals.

1.	Board of Directors

a.	Director Nominees: Morton generally votes FOR board nominees in uncontested elections, unless Morton has knowledge that a particular Director has shown an inability to perform his/her duties in the best interests of the shareholders.

b.	Independent Directors: Vote FOR proposals asking that boards be comprised of a majority of independent directors.

i.	Vote FOR proposals asking that board audit, compensation and nominating committees be comprised exclusively of independent directors.

ii.	Vote AGAINST inside directors seeking appointment to these committees unless the majority of committee members are independent.

c.	Vote FOR proposals requiring annual election of all directors.

d.	Vote AGAINST proposals that result in structuring of the board of directors to prevent takeovers or otherwise deprive shareholders of rights of corporate governance.

e.	Mutual Fund Boards: should be made up of 5-20 directors. with a target of at least half of the board being independent.

i.	Fund CFO should not serve on the board

2.	Auditors

Morton believes that the appointment of auditors for issuers is best left to the board of directors of the company and therefore votes FOR the ratification of the board’s selection of an auditor for the company.

3.	Executive/Director Compensation

a.	Say on Pay: Morton typically supports management’s discretion to set compensation for executive officers and will generally vote FOR the compensation practices of the issuer so long as Morton is not aware of any circumstances that would not align management and shareholders’ interests. Morton will vote AGAINST proposals that seek to limit the transparency of executive compensation.

i.	Vote for ANNUAL frequency of say on pay votes

b.	Golden Parachutes: Morton generally votes FOR golden parachutes when it believes that they will enable the company to attract and retain key executives.

i.	Vote FOR proposals that require golden parachutes to be submitted for shareholder approval.

c.	Equity-Based Compensation Plans: Morton will generally vote FOR an equity compensation plan as long as: stock grants are subject to minimum vesting/holding periods; annual costs are reasonable and are proportional to the business’s value; dilution is limited; and companies seek more shares only when needed

d.	Non-Employee Director Compensation: Vote FOR approval of these plans as long as fees are not excessive. Equity grants to directors should not be performance- based to avoid incentivizing imprudent risk taking.

e.	Employee Stock Purchase Plans: Vote FOR approval of ESPPs, as long as Morton believes that they are reasonably designed to provide proper incentives to a broad base of employees.

4.	Capital Structure

a.	Common/Preferred Stock Authorization: Vote FOR proposals to increase the number of shares of common/preferred stock authorized for issuance for expansion or other corporate purchases; Be sure that management has detailed a plan for use of the proposed shares on the same ballot.

i.	Vote FOR proposal for a reverse stock split if the number of authorized common shares will be reduced in a ratio proportionate to the split.

5.	Proxy Contests/Voting Structure

a.	Written Consent: Vote AGAINST proposals to restrict or prohibit shareholders’ ability to take action by written consent. Vote FOR proposals to grant these rights to shareholders

b.	Cumulative Voting: With cumulative voting, each shareholder is entitled one vote per share multiplied by the number of directors to be elected. Vote AGAINST management proposals to eliminate cumulative voting, and FOR shareholder proposals to restore/provide for cumulative voting

i.	However, if the company has adopted a majority vote standard, vote AGAINST cumulative voting proposals.

c.	Super-Majority: Vote FOR proposals to lower or remove “super-majority” vote requirements for mergers and to amend charter or by-law provisions.

6.	Tender Offers

a.	Poison Pills: Vote FOR proposals asking a company to submit its “poison pill” for shareholder ratification.

7.	State of Incorporation

a.	Reincorporation Proposals: Vote FOR management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights.

8.	ESG Issues

a.	Proposals in this category, initiated primarily by shareholders, typically request that a company enhance its disclosure or amend certain business practices. Morton will generally support management’s decisions regarding a company’s business operations. In some cases, Morton may vote FOR proposals where we believe there is a logically demonstrable linkage between the specific proposal and long- term shareholder value of the company. Some of the factors considered when evaluating these proposals include the materiality of the issue, the quality of current disclosures/business practices, and progress by the company toward the adoption of best practices and/or industry norms.

Abstentions from Voting:

Morton is not required to vote every client proxy and refraining from voting should not necessarily be construed as a violation of Morton’s fiduciary obligations. There may be times when refraining from voting is in the client’s best interest, such as:

●	Circumstances where the cost of voting the proxy exceeds the expected benefits to the client;

●	Circumstances where there are significant impediments to an efficient voting process, including with respect to non-US issuers where the vote requires translations or other burdensome conditions;

●	Circumstances where the vote would not reasonably be expected to have a material effect on the value of the client’s investment; or

●	In the case of any “accommodation” holding or non-managed security, if Morton does not have sufficient data to make an informed decision on how to vote such proxies.

83 INVESTMENT GROUP INCOME FUND

PART C - OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1. Financial Statements

Part A:	None.
Part B:	Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities, Statement of Operations, and Notes to Financial Statements filed herewith.

2. Exhibits

a(1).	Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Registrant’s Registration Statement filed on December 12, 2024.
a(2).	Certificate of Trust is incorporated herein by reference to Registrant’s Registration Statement filed on September 6, 2024.
b.	Amended and Restated By-Laws are incorporated herein by reference to Registrant’s Registration Statement filed on November 13, 2024
c.	Voting Trust Agreements: None
d.	Instruments Defining Rights of Security Holders. See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also, Article III, “Meetings of Shareholders” of the Registrant’s By-Laws.
e.	Dividend reinvestment plan is incorporated herein by reference to Registrant’s Registration Statement filed on November 13, 2024.
f.	Not applicable.
g(1).	Investment Advisory Agreement is incorporated herein by reference to Registrant’s Registration Statement filed on November 13, 2024.
h(1).	Distribution Agreement is incorporated herein by reference to Registrant’s Registration Statement filed on November 13, 2024.
i.	Bonus, profit sharing, pension and similar arrangements for Fund Trustees and Officers: None.
j.	Custodian Agreement is filed herewith.
k(1).	Fund Services Agreement is incorporated herein by reference to Registrant’s Registration Statement filed on November 13, 2024.
k(2).	Expense Limitation Agreement is incorporated herein by reference to Registrant’s Registration Statement filed on November 13, 2024.
l(1).	Opinion of Counsel is incorporated herein by reference to Registrant’s Registration Statement filed on December 12, 2024.
l(2).	Consent of Counsel is filed herewith.
m.	Non-resident Trustee Consent to Service of Process: Not applicable
n.	Consent of Independent Registered Public Accounting Firm is filed herewith.
o.	Omitted Financial Statements: None
p.	Initial Capital Agreement is incorporated herein by reference to Registrant’s Registration Statement filed on November 13, 2024.
q.	Model Retirement Plan: None
r(1).	Code of Ethics-Fund is incorporated herein by reference to Registrant’s Registration Statement filed on November 13, 2024.
r(2).	Code of Ethics-Adviser is incorporated herein by reference to Registrant’s Registration Statement filed on November 13, 2024.
r(3).	Code of Ethics-Principal Underwriter/Distributor is incorporated herein by reference to Registrant’s Registration Statement filed on November 13, 2024.
s(1).	Calculation of Filing Fee is incorporated herein by reference to Registrant’s Registration Statement filed on September 6, 2024.
s(2).	Powers of Attorney incorporated herein by reference to Registrant’s Registration Statement filed on November 13, 2024.

Item 26. Marketing Arrangements

Not Applicable.

Item 27. Other Expenses of Issuance and Distribution

Not applicable.

Item 28. Persons Controlled by or Under Common Control with Registrant

None.

Item 29. Number of Holders of Securities as of November 30, 2024:

Title of Class	Number of Record Holders
Shares of Beneficial Ownership	260

Item 30. Indemnification

Reference is made to Article VIII Section 2 of the Registrant’s Declaration of Trust (the “Declaration of Trust”), filed as Exhibit (a)(1) hereto, and to Section 7 of the Registrant’s Underwriting Agreement, to be filed as Exhibit (h)(1) hereto. The Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust and Underwriting Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect. The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant’s prospectus in the section entitled “Management of the Fund.” Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-131436), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

Ultimus Fund Solutions, LLC, the Fund’s administrator, maintains certain required accounting related and financial books and records of the Registrant at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The other required books and records are maintained by the Adviser at 27200 Agoura Road, Suite 200, Calabasas, CA 91301.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

1. Not applicable.

2. Not applicable.

3. The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (a) (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement. (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. (c) The Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering. (d)The Registrant undertakes that, for the purpose of determining liability under the 1933 Act, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use. (e) The Registrant undertakes that, for the purpose of determining liability under the 1933 Act, in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (ii) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. Not applicable.

5. Not applicable.

6. Not applicable.

7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 16th day of December, 2024.

83 INVESTMENT GROUP INCOME FUND

By:	/s/ Tanya L. Boyle
Name:	Tanya L. Boyle
Title:	Attorney-in-Fact

* Pursuant to Powers of Attorney

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Name	Title	Date
Mary Moran Zeven*	Trustee & Chairwoman	December 16, 2024
Carrie Schoffman*	Trustee	December 16, 2024
Clifford Schireson*	Trustee	December 16, 2024
Meghan Pinchuk*	President and Principal Executive Officer	December 16, 2024
Jessica Chase *	Treasurer, Principal Financial Officer, and Principal Accounting Officer	December 16, 2024

*	Affixed by Tanya Boyle

Attorney-in-Fact - Pursuant to Powers of Attorney

Exhibit Index

l(2).	Consent of Counsel
n.	Consent of Independent Registered Public Accounting Firm